SECURITIES PURCHASE AGREEMENT

This  SECURITIES  PURCHASE  AGREEMENT  (the  "Agreement"),  dated  January  __,  2015,  by and  between  MineralRite  Corporation,  a  Nevada  corporation,  with  headquarters  located  at  55

South  Geneva  Road,  Lindon,  Utah  84042  (the  "Company"),  and  River  North  Equity,  Inc.,  an

Illinois  corporation,  with  its  principal  place  of  business  at  360  W.  Hubbard  St.,  Unit  2801,

Chicago,  Illinois  60654  (the  "Buyer"),  (together  the  "Parties").   Capitalized  terms  used  in  this

Agreement and not otherwise defined shall have the meanings ascribed to them in Article 1.

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein,  the  Company  shall  have  the  right  to  issue  and  sell  to  the  Buyer  from  time  to  time  as provided  herein,  and  the  Buyer  shall  be  obligated  to  purchase  from  the  Company  up  to  Ten

Million  Dollars  ($10,000,000)  of  the  Company’s  Common  Stock  with  a  par  value  of  $0.001  per share  on  a  private  placement  basis  pursuant  to  the  provisions  of  regulation  D  of  the  Securities

Act,  and/or  upon  such  other  exemption  from  the  registration  requirements  of  the  Securities  Act as may be available with respect to any or all of the investments to be made hereunder; and

WHEREAS,  the  Buyer  shall  be  entitled  to  resell  shares  of  Common  Stock  acquired hereunder  pursuant  to  a  resale  registration  statement  established  by the  Company pursuant  to  the terms of the Registration Rights Agreement between the Company and the  Buyer, which shall be declared effective by the Commission prior to the delivery of the first Draw Down Notice.

NOW,  THEREFORE,  in  consideration  of  the  foregoing  premises,  and  the  promises  and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.   In  addition  to  the  terms  defined  elsewhere  in  this  Agreement,  for  all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“Affiliate”  means  any  Person  that,  directly  or  indirectly  through  one  or  more intermediaries,  controls  or  is  controlled  by  or  is  under  common  control  with  a  Person  as

such  terms  are  used  in  and  construed  under  Rule  144  under  the  Securities  Act.    With

respect  to  the  Buyer,  any  investment  fund  or  managed  account  that  is  managed  on  a discretionary basis by the same investment manager as  the Buyer will be deemed to be an

Affiliate of the Buyer.

“Business  Day”  means  any  day  except  Saturday,  Sunday,  any  day  which  shall  be a  federal  legal  holiday  in  the  United  States  or  any  day  on  which  banking  institutions  in the  State  of  New  York  are  authorized  or  required  by law  or  other  governmental  action  to close.

“Buyer Party” shall have the meaning ascribed to such term in Section 4.7.

“Closing  Price”  means  on  any  particular  date  (a) the  last  reported  closing  bid price  per  share  of  Common  Stock  on  such  date  on  the  Trading  Market  (as  reported  by

Bloomberg  L.P.  at  4:15  PM  (New  York  time)),  or  (b)  if  there  is  no  such  price  on  such date,  then  the  closing  bid  price on  the  Trading Market  on  the  date  nearest  preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the Common

Stock  is  not  then  listed  or  quoted  on  the  Trading  Market  and  if  prices  for  the  Common

Stock  are  then  reported  over-the-counter  and  published  by  OTC  Markets  Group,  Inc.  (or a  similar  organization  or  agency succeeding to  its functions  of  reporting prices),  the  most recent  bid  price  per  share  of  the  Common  Stock  so  reported,  or  (d)  if  the  shares  of

Common  Stock  are not  then  publicly traded,  the  fair  market  value of  a share of  Common

Stock as determined by an appraiser selected in good faith by the Buyer.

“Commission” means the Securities and Exchange Commission.

“Commencement  Date”  shall  mean  the  Trading  Day  on  which  the  applicable

Draw Down Notice is delivered to the Buyer.

“Commitment  Amount”  shall  have  the  meaning  assigned  to  such  term  in  Section

2.1 hereof.

“Commitment   Period”   shall   mean   the   period   of   24   consecutive    months

commencing immediately after the Effective Date  but in no event later than the 30-month anniversary of the date hereof.

“Common Stock” means the common stock of the Company, par value $0.001 per share,  and  any  other  class  of  securities  into  which  such  securities  may  hereafter  be reclassified or changed into.

“Common   Stock   Equivalents”   means   any   securities   of   the   Company   or   the

Subsidiaries  which  would  entitle  the  holder  thereof  to  acquire  at  any  time  Common

Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into  or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company  Counsel”  means  _________________________,  with  offices  located at ____________________________________.

“Consolidation   Event”   shall   mean   a   sale   of   all   or   substantially   all   of   the

Company’s  assets  or  a  merger  pursuant  to  which  the  holders  of  the  voting  securities  of the  Company  prior  to  the  merger  do  not  own  a  majority  of  the  voting  securities  of  the surviving entity.

“Disclosure   Schedules”   means   the   Disclosure   Schedules   of   the   Company

delivered concurrently herewith.

“Discussion Time” shall  have the meaning assigned to such term in Section 3.2(f)

hereof.

“Draw  Down”  shall  have  the  meaning  assigned  to  such  term  in  Section  6.1(a)

hereof.

“Draw  Down  Cushion”  shall  mean  the  mandatory  ten  (10)  Trading  Days  between

Draw Down Notices.

“Draw  Down  Notice”  shall  have  the  meaning  assigned  to  such  term  in  Section

6.1(c) hereof.

“Draw  Down  Pricing  Period”  shall  mean  the  ten  (10)  Trading  Days  immediately preceding the date on which the applicable Draw Down Notice is delivered to the Buyer.

“Draw  Down  Shares”  shall  mean  the  shares  of  Common  Stock  issuable  pursuant to a Draw Down.

“DTC” shall have the meaning assigned to such term in Section 6.1(g).

“DWAC” shall have the meaning assigned to such term in Section 6.1(g).

“Effective Date” means the date that the initial Registration Statement filed by the

Company pursuant  to  the  Registration  Rights  Agreement  is  first  declared  effective by the

Commission.

“Equity  Conditions”  shall  mean,  during  the  period  in  question,  (i)  all  liquidated damages  and  other  amounts  owing  to  the  Buyer  pursuant  to  the  Transaction  Documents have  been  paid,  (ii)  there  is  an  effective  Registration  Statement  pursuant  to  which  the

Buyer  is  permitted  to  utilize  the  prospectus  thereunder  to  resell  all  of  the  Draw  Down

Shares  (issued  and  to  be  issued  pursuant  to  the  applicable  Draw  Down)  and  the  Shares

(and   the   Company   believes,   in   good   faith,   that   such   effectiveness   will   continue

uninterrupted  for  the  foreseeable  future),   (iii)  the  Common  Stock  is  trading  on  the

Trading  Market  and  all  of  the  shares  issuable  pursuant  to  the  Transaction  Documents  are listed  or  quoted  (if  applicable)  for  trading  on  a  Trading  Market  (and  the  Company believes,  in  good  faith,  that  trading  of  the  Common  Stock  on  a  Trading  Market  will continue  uninterrupted  for  the  foreseeable  future),  (iv)  there  is  a  sufficient  number  of authorized  but  unissued  and  otherwise  unreserved  shares  of  Common  Stock  for  the issuance  of  all  of  the  Draw  Down  Shares  (issued  and  to  be  issued  pursuant  to  the applicable  Draw  Down)  and  the  Shares,  (v)  the  issuance  of  the  Draw  Down  Shares subject to the applicable Draw Down would not violate the limitations set forth in Section

4.12, (vi) the daily trading volume for each Trading Day during such period shall equal or exceed  $5,000  of  Common  Stock  (based  on  the  Closing  Price  on  the  applicable  day)  and

(vii)  the  Company,  directly  or  indirectly,  has  not  provided  the  Buyer  with  any  material,

non-public   information   that   has   not   been   made   publicly   available   in   a   widely

disseminated release.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(q).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt  Issuance”  means  the  issuance of  (a)  shares  of  Common  Stock  or options to  employees,  officers  or  directors  of  the  Company  pursuant  to  any  stock  or  option  plan duly  adopted  by  a  majority  of  the  non-employee  members  of  the  Board  of  Directors  of the  Company  or  a  majority  of  the  members  of  a  committee  of  non-employee  directors

established   for   such   purpose,   (b)   securities   upon   the   exercise   or   exchange   of   or

conversion  of  any  Securities  issued  hereunder   and/or  other  securities  exercisable  or

exchangeable  for  or  convertible  into  shares  of  Common  Stock  issued  and  outstanding  on the date of this Agreement, provided that such securities have not been amended since the date  of  this  Agreement  to  increase  the  number  of  such  securities  or  to  decrease  the exercise,  exchange  or  conversion  price  of  any  such  securities,  and  (c)  securities  issued

pursuant   to   acquisitions   or   strategic   transactions   approved   by   a   majority   of   the

disinterested  directors,  provided  any  such  issuance  shall  only  be  to  a  Person  which  is,

itself  or  through  its  subsidiaries,  an  operating  company in  a  business  synergistic  with  the business  of  the  Company  and  in  which  the  Company  receives  benefits  in  addition  to  the investment  of  funds,  but  shall  not  include  a  transaction  in  which  the  Company  is  issuing securities  primarily  for  the  purpose  of  raising  capital  or  to  an  entity  whose  primary business is investing in securities.

“Formula  Price”  means  the  lower  of:  (i)  the  Market  Price;  and  (ii)  the  Closing

Price  on  the  Commencement  Date,  subject  to  adjustment  for  reverse  and  forward  stock splits,  stock  dividends,  stock  combinations  and  other similar  transactions  of  the  Common

Stock that occur after the date of this Agreement.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Initial  Closing”  shall  have  the  meaning  assigned  to  such  term  in  Section  2.2 hereof.

“Initial Closing Date” shall have the meaning assigned to such term in Section  2.2 hereof.

“Intellectual  Property  Rights”  shall  have  the  meaning  ascribed  to  such  term  in

Section 3.1(n).

“Investment  Amount”  shall  have  the  meaning  assigned  to  such  term  in  Section

6.1(c) hereof.

“Legend  Removal  Date”  shall  have  the  meaning  ascribed  to  such  term  in  Section

4.1(c).

“Liens” means a lien,  charge, security interest, encumbrance, right of  first  refusal,

preemptive right or other restriction.

“Market  Price”  means,  with  respect  to  a  Draw  Down,  the  average  closing  bid price  of  the  Common  Stock  during  the  Draw  Down  Pricing  Period  applicable  to  such

Draw Down.

“Material   Adverse   Effect”   shall   have   the   meaning   assigned   to   such   term   in

Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Person”  means  an  individual  or  corporation,  partnership,  trust,  incorporated  or unincorporated  association, joint venture, limited  liability company, joint  stock company,

government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding”    means    an    action,    claim,    suit,    investigation    or    proceeding

(including,   without   limitation,   an   investigation   or   partial   proceeding,   such   as   a

deposition), whether commenced or threatened.

"Buyer's  Ownership  Limitation"  shall  have  the  meaning  ascribed  to  such  term  in

Section 4.12.

“Purchase   Price”   shall   mean,   with   respect   to   Draw   Down   Shares   purchased

pursuant  to  a  Draw  Down  Notice,  70%  of  the  Formula  Price.   In  case  a  DTC  Chill  order

is placed on the Common Stock of the Company, and as long as this order is in effect, the

Purchase Price shall mean 60% of the Formula Price.

“Registration   Rights   Agreement”   means   the   Registration   Rights   Agreement,

dated  the  date  hereof,  between  the  Company  and  the  Buyer,  in  the  form  of  Exhibit  A attached hereto.

“Registration Statement”  means a registration statement meeting the  requirements set forth in the Registration Rights Agreement and covering the resale by the Buyer of the

Draw Down Shares and the Shares.

“Required  Approvals”  shall  have  the  meaning  ascribed  to  such  term  in  Section

3.1(e).

“Rule  144”  means  Rule  144  promulgated  by  the  Commission  pursuant  to  the

Securities  Act,  as  such  Rule  may  be  amended  from  time  to  time,  or  any  similar  rule  or regulation  hereafter  adopted  by  the  Commission  having  substantially  the  same  effect  as such Rule.

“Rule  424”  means  Rule  424  promulgated  by  the  Commission  pursuant  to  the

Securities  Act,  as  such  Rule  may  be  amended  from  time  to  time,  or  any  similar  rule  or regulation  hereafter  adopted  by  the  Commission  having  substantially  the  same  effect  as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities” means the Draw Down Shares and the Shares.

“Securities  Act”  means  the  Securities  Act  of  1933,  as  amended,  and  the  rules  and regulations promulgated thereunder.

“Settlement”  shall  mean  the  delivery  of  the  Draw  Down  Shares  into  the  Buyer’s

DTC account via DTC’s DWAC system in exchange for payment therefor.

“Settlement Date” shall have the meaning assigned to such term in Section 6.1(f).

“Shares”  shall  mean  the  shares  of  Common  Stock  delivered  to  the  Buyer  at  the

Initial  Closing  and  any  additional  shares  of  Common  Stock  issued  pursuant  to  Section

2.3.

“Subsidiary” shall have the meaning ascribed to such term in Section 3.1(a).

“Short  Sales”  shall  include  all  “short  sales”  as  defined  in  Rule  200  of  Regulation

SHO under the Exchange Act.

“Subsidiary”  means  any  subsidiary  of  the  Company  as  set  forth  on  Schedule

3.1(a).

“Trading  Day”  means  a  day  on  which  the  Common  Stock  is  traded  on  a  Trading

Market.

“Trading   Market”   means   the   following   markets   or   exchanges   on   which   the

Common  Stock  is  listed  or  quoted  for  trading  on  the  date  in  question:  the  Nasdaq  Stock

Market,   the   New   York   Stock   Exchange,   NYSE   MKT   or   the   OTC   Bulletin   Board,

OTCQX,  OTCQB  and  OTC  Pink  (provided  that  if  the  Company is  listed  on  OTC  Pink  it must maintain its SEC current reporting status).

“Transaction   Documents”   means    this   Agreement,    the   Registration    Rights

Agreement  and  any  other  documents  or  agreements  executed  in  connection  with  the transactions contemplated hereunder.

ARTICLE II.

PURCHASE AND SALE

2.1

Purchase  and  Sale  of  Draw  Down  Shares.    Upon  the  terms  and  subject  to  the

conditions  of  this  Agreement,  the  Company may  sell  and  issue  to  the  Buyer  and  the  Buyer  shall

be   obligated   to   purchase   from   the   Company,   up   to   an   aggregate   of   ten   million   Dollars

($10,000,000) worth of Common Stock (the “Commitment Amount”).

2.2

Initial  Closing.    The  execution  and  delivery  of  this  Agreement  and  the  other agreements  referred  to  herein  (the  “Initial  Closing”)  shall  take  place  at  such  date  as  the  Buyer

and  the  Company  may  agree  upon  (the  “Initial  Closing  Date”).    Each  party  shall  deliver  the

following documents, instruments and writings at or prior to the Initial Closing:

(a)

the  Company  shall  deliver  or  cause  to  be  delivered  to  the   Buyer  the

following:

(i)

this Agreement duly executed by the Company;

(ii)

a  legal  opinion  of  Company  counsel  in  the  form  of  Exhibit  B attached hereto;

(iii)

a  stock  certificate  evidencing  a  number  of  shares  of  Company's

Common  Stock  representing  immediately  post  issuance  9.99%  of  Company's outstanding shares of Common Stock.

(iv)

the Registration Rights Agreement duly executed by the Company.

(b)

the  Buyer  shall  deliver  or  cause  to  be  delivered  to  the  Company  the following:

(i)

this Agreement duly executed by the Buyer; and

(ii)

the Registration Rights Agreement duly executed by the Buyer.

2.3 Additional Shares.

(a)  After  the  Registration  Statement  to  be  filed  with  the  SEC  pursuant  to  this

Agreement  goes  effective,  upon  reaching  a  market  cap  of  $800,000  or  more  (and  should  by  the time  the  Registration  Statement  becomes  effective such  market  cap  is  reached,  then  immediately upon effective notice from the SEC) the Company shall immediately issue to the Buyer shares of its Common Stock representing 9.99% of its outstanding shares of Common Stock post issuance.

Should  the  Buyer  own  any  shares  of  the  Company's  Common  Stock  at  the  time  of  issuance,  the shares  already owned  by  the  Buyer  together  with  the  shares  to  be  issued  pursuant  to  this  Section

2.3(a)   shall   represent   9.99%   of   the   Company's   outstanding  shares   of   Common   Stock   post

issuance.  The  Buyer  shall  be  entitled  to  have  the  Company,  at  Buyer's  sole  discretion,  delay  the issuance of Common Stock pursuant to this Section 2.3(a) for a period not to exceed 90 days.

(b)  After  the  Registration  Statement  to  be  filed  with  the  SEC  pursuant  to  this

Agreement  goes effective, upon reaching a market cap of $2,000,000 or more (and should by the time  the  Registration  Statement  becomes  effective such  market  cap  is  reached,  then  immediately upon effective notice from the SEC) the Company shall immediately issue to the Buyer shares of its Common Stock representing 9.99% of its outstanding shares of Common Stock post issuance.

Should  the  Buyer  own  any  shares  of  the  Company's  Common  Stock  at  the  time  of  issuance,  the shares  already owned  by  the  Buyer  together  with  the  shares  to  be  issued  pursuant  to  this  Section

2.3(b)  shall  represent   9.99%  of  the   Company's   outstanding  shares  of   Common  Stock  post

issuance.  The  Buyer  shall  be  entitled  to  have  the  Company,  at  Buyer's  sole  discretion,  delay  the issuance of Common Stock pursuant to this Section 2.3(b) for a period not to exceed 90 days.

(c)  Should  by  the  time  the  Registration  Statement  to  be  filed  with  the  SEC pursuant  to  this  Agreement  becomes  effective,  a  market  cap  of  $2,000,000  or  more  is  reached then  the  Company  shall  immediately  upon  effective  notice  from  the  SEC  issue  shares  of  its

Common  Stock  to  the  Buyer  in  accordance  with  Section  2.3(b)  above.  The  Company shall  issue additional  shares  of  Common  Stock  representing  $80,000  based  on  the  Formula  Price  as  soon  as the  Buyer  shall  notify  the  Company  that  such  issuance  shall  not  result  in  its  ownership  of  more than  9.99%  of  the  Company's  outstanding  shares  of  Common  Stock.  The  Buyer  shall  be  entitled to  have  the  Company,  at  Buyer's  sole  discretion,  delay  the  issuance  of  Common  Stock  pursuant to this Section 2.3(c) for a period not to exceed 90 days.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations  and  Warranties  of  the  Company.   Except  as  set  forth  under  the

corresponding section  of  the  Disclosure Schedules,  which  Disclosure Schedules  shall  be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the Buyer:

(a)

Subsidiaries.   All  of  the  direct  and  indirect  subsidiaries  of  the  Company

are  set  forth  on  Schedule  3.1(a).   The  Company  owns,  directly  or  indirectly,  all  of  the capital  stock  or  other  equity interests  of  each  Subsidiary  free  and  clear  of  any  Liens,  and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and  are  fully  paid,  non-assessable  and  free  of  preemptive  and  similar  rights  to  subscribe

for  or  purchase  securities.   If  the  Company  has  no  subsidiaries,  then  all  other  references in the Transaction Documents to the Subsidiaries or any of them will be disregarded.

(b)

Organization    and    Qualification.

The   Company   and    each    of    the

Subsidiaries  is  an  entity duly incorporated  or  otherwise  organized,  validly existing and  in good  standing  under  the  laws  of  the  jurisdiction  of  its  incorporation  or  organization  (as applicable),  with  the  requisite  power  and  authority  to  own  and  use  its  properties  and

assets  and  to  carry on  its  business  as  currently conducted.   Neither  the  Company nor  any

Subsidiary is in violation or default of any of the  provisions of its respective certificate or

articles  of  incorporation,  bylaws  or  other  organizational  or  charter  documents.   Each  of

the  Company  and  the  Subsidiaries  is  duly  qualified  to  conduct  business  and  is  in  good standing  as  a  foreign  corporation  or  other  entity  in  each  jurisdiction  in  which  the  nature of  the  business  conducted  or  property  owned  by  it  makes  such  qualification  necessary,

except  where  the  failure  to  be  so  qualified  or  in  good  standing,  as  the  case  may be,  could not  have  or  reasonably  be  expected  to  result  in  (i)  a  material  adverse  effect  on  the legality,  validity  or  enforceability  of  any  Transaction  Document,  (ii)  a  material  adverse effect  on  the  results  of  operations,  assets,  business,  prospects  or  condition  (financial  or otherwise)  of  the  Company  and  the  Subsidiaries,  taken  as  a  whole,  or  (iii)  a  material adverse  effect  on  the  Company’s  ability  to  perform  in  any  material  respect  on  a  timely basis  its  obligations  under  any  Transaction  Document  (any  of  (i),  (ii)  or  (iii),  a  “Material

Adverse Effect”) and no  Proceeding has been instituted in any such jurisdiction revoking,

limiting  or  curtailing  or  seeking  to  revoke,  limit  or  curtail  such  power  and  authority  or qualification.

(c)

Authorization;  Enforcement.    The  Company  has  the  requisite  corporate

power  and  authority  to  enter  into  and  to  consummate  the  transactions  contemplated  by each  of  the  Transaction  Documents  and  otherwise  to  carry  out  its  obligations  hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the

Company  and  the  consummation  by  it   of  the  transactions  contemplated  hereby  and

thereby  have  been  duly  authorized  by  all  necessary  action  on  the  part  of  the  Company

and   no   further   action   is   required   by   the   Company,   its   board   of   directors   or   its

stockholders   in   connection   therewith   other   than   in   connection   with   the   Required

Approvals.   Each  Transaction  Document  has  been  (or upon  delivery will  have been)  duly executed  by  the  Company  and,  when  delivered  in  accordance  with  the  terms  hereof  and thereof,  will  constitute  the  valid  and  binding  obligation  of  the  Company  enforceable

against  the  Company  in  accordance  with  its  terms  except  (i)  as  limited  by   general

equitable  principles  and  applicable  bankruptcy,  insolvency,  reorganization,  moratorium and other laws of  general application affecting enforcement of creditors’ rights  generally,

(ii) as limited by laws relating to the availability of specific performance, injunctive relief

or   other   equitable   remedies   and   (iii)   insofar   as   indemnification   and   contribution

provisions may be limited by applicable law.

(d)

No Conflicts.  The execution, delivery and performance of the Transaction

Documents  by  the  Company,  the  issuance  and  sale  of  the  Draw  Down  Shares  and  the

consummation   by   the   Company   of   the   other   transactions   contemplated   hereby   and

thereby do  not  and will not (i)  conflict with or violate any provision of the  Company’s  or any Subsidiary’s  certificate  or  articles  of  incorporation,  bylaws  or  other  organizational  or charter  documents,  or  (ii)  conflict  with,  or  constitute  a  default  (or  an  event  that  with notice  or  lapse  of  time  or  both  would  become  a  default)  under,  result  in  the  creation  of any  Lien  upon  any  of  the  properties  or  assets  of  the  Company  or  any  Subsidiary,  or  give to  others  any  rights  of  termination,  amendment,  acceleration  or  cancellation  (with  or without  notice,  lapse  of  time  or  both)  of,  any  agreement,  credit  facility,  debt  or  other

instrument    (evidencing    a    Company   or    Subsidiary   debt    or    otherwise)    or    other

understanding  to  which  the  Company  or  any  Subsidiary  is  a  party  or  by  which  any property  or  asset  of  the  Company  or  any  Subsidiary  is  bound  or  affected,  or  (iii)  subject

to   the   Required   Approvals,   conflict   with   or   result   in   a  violation   of   any  law,   rule,

regulation,   order,   judgment,   injunction,   decree   or   other   restriction   of   any   court   or

governmental  authority  to  which  the  Company  or  a  Subsidiary  is  subject  (including federal and state securities laws and regulations), or by which any property or asset of the

Company  or  a  Subsidiary  is  bound  or  affected;  except  in  the  case  of  each  of  clauses  (ii)

and (iii), such as could not have or reasonably be expected to result in a Material Adverse

Effect.

(e)

Filings,  Consents  and  Approvals.   The  Company  is  not  required  to  obtain

any  consent,  waiver,  authorization  or  order  of,  give  any  notice  to,  or  make  any  filing  or registration  with,  any  court  or  other  federal,  state,  local  or  other  governmental  authority or  other  Person  in  connection  with  the  execution,  delivery  and  performance  by  the

Company  of  the  Transaction  Documents,  other  than  (i)  filings  required  pursuant  to

Section  4.4  of  this  Agreement,  (ii)  the  filing  with  the  Commission  of  the  Registration

Statement   and   any   amendments   or   supplements   thereto,   (iii)   application(s)   to   each

applicable  Trading  Market  for  the  listing  of  the  Securities  for  trading  thereon  in  the  time and  manner  required  thereby,  and  (iv)  the  filing  of  Form  D  with  the  Commission  and such filings as are required to be made under applicable state securities laws (collectively,

the “Required Approvals”).

(f)

Issuance  of  the  Securities.   The  Securities  are  duly  authorized  and,  when

issued  and  paid  for  in  accordance  with  the  applicable  Transaction  Documents,  will  be duly and  validly issued,  fully paid  and  nonassessable,  free and  clear  of  all  Liens  imposed by  the  Company  other  than  restrictions  on  transfer  provided  for  in  the  Transaction

Documents.     Capitalization.     The  capitalization   of   the   Company  is   as   set   forth   on

Schedule  3.1(f).   The  Company  has  not  issued  any  capital  stock  since  its  most  recently filed  periodic  report  under  the  Exchange  Act,  other  than  pursuant  to  the  exercise  of employee  stock  options  under  the  Company’s  stock  option  plans,  the  issuance  of  shares of  Common  Stock  to  employees  pursuant  to  the  Company’s  employee  stock  purchase

plan   and   pursuant   to   the   conversion   or   exercise   of   Common   Stock   Equivalents

outstanding  as  of  the  date  of  the  most  recently  filed  periodic  report  under  the  Exchange

Act.   No  Person  has  any  right  of  first  refusal,  preemptive  right,  right  of  participation,  or

any  similar   right   to   participate   in   the   transactions   contemplated   by  the  Transaction

Documents.   Except  as  a  result  of  the  purchase  and  sale  of  the  Securities,  there  are  no outstanding  options,  warrants,  script  rights  to  subscribe  to,  calls  or  commitments  of  any character  whatsoever  relating  to,  or  securities,  rights  or  obligations  convertible  into  or exercisable  or  exchangeable  for,  or  giving  any  Person  any  right  to  subscribe  for  or acquire,  any  shares  of  Common  Stock,  or  contracts,  commitments,  understandings  or arrangements  by which  the  Company or  any Subsidiary is  or  may become  bound  to  issue

additional  shares  of  Common  Stock  or  Common  Stock  Equivalents.   The  issuance  and

sale  of  the  Securities  will  not  obligate  the  Company to  issue  shares  of  Common  Stock  or other  securities  to  any  Person  (other  than  the  Buyer)  and  will  not  result  in  a  right  of  any holder  of  Company  securities  to  adjust  the  exercise,  conversion,  exchange  or  reset  price

under   any  of   such   securities.   All   of   the   outstanding  shares   of   capital   stock   of   the

Company   are   validly   issued,   fully   paid   and   nonassessable,   have   been   issued   in

compliance with all federal and state securities laws, and none of such outstanding shares was  issued  in  violation  of  any  preemptive  rights  or  similar  rights  to  subscribe  for  or

purchase  securities.   No  further  approval  or  authorization  of  any  stockholder,  the  Board of  Directors  of  the  Company  or  others  is  required  for  the  issuance  and  sale  of  the

Securities.    There  are  no  stockholders  agreements,  voting  agreements  or  other  similar agreements  with  respect  to  the  Company’s  capital  stock  to  which  the  Company is  a  party

or,   to   the   knowledge   of   the   Company,   between   or   among   any   of   the   Company’s

stockholders.

(g)

SEC  Reports;  Financial  Statements.   The  Company  has  filed  all  reports,

schedules,  forms,  statements  and  other  documents  required  to  be  filed  by  it  under  the

Securities  Act  and  the  Exchange  Act,  including  pursuant  to  Section  13(a)  or  15(d)

thereof,  for  the  two   years  preceding  the  date  hereof  (or  such  shorter  period  as  the

Company   was   required   by   law   or   regulation   to   file   such   material)   (the   foregoing

materials, including the exhibits thereto and documents incorporated by reference therein,

being  collectively  referred  to  herein  as  the  “SEC  Reports”)  on  a  timely  basis  or  has received a valid extension of such time of filing and has filed any such SEC Reports prior

to  the  expiration  of  any  such  extension.   As  of  their  respective  dates,  the  SEC  Reports

complied  in  all  material  respects  with  the  requirements  of  the  Securities  Act  and  the

Exchange  Act,  as  applicable,  and  none  of  the  SEC  Reports,  when  filed,  contained  any untrue statement  of  a  material  fact  or  omitted  to  state  a material  fact  required  to  be stated

therein   or   necessary   in   order   to   make   the   statements   therein,   in   the   light   of   the

circumstances  under  which  they were  made,  not  misleading.   The  financial  statements  of

the Company included in the SEC Reports comply in all material respects with applicable accounting  requirements  and  the  rules  and  regulations  of  the  Commission  with  respect

thereto  as  in  effect  at  the  time  of  filing.   Such  financial  statements  have  been  prepared  in

accordance  with  United  States  generally  accepted  accounting  principles  applied  on  a consistent  basis  during  the  periods  involved  (“GAAP”),  except  as  may  be  otherwise specified  in  such  financial  statements  or  the  notes  thereto  and  except  that  unaudited financial  statements  may  not  contain  all  footnotes  required  by  GAAP,  and  fairly  present

in   all   material   respects   the   financial   position   of   the   Company  and   its   consolidated

subsidiaries as of and for the dates thereof and the results of operations and cash flows for

the   periods   then   ended,   subject,   in   the   case   of   unaudited   statements,   to   normal,

immaterial, year-end audit adjustments.

(h)

Material   Changes;   Undisclosed   Events,   Liabilities   or   Developments.

Since the  date  of  the  latest  audited  financial  statements  included  within  the  SEC  Reports,

except  as  specifically  disclosed  in  a  subsequent  SEC  Report,  (i)  there  has  been  no  event,

occurrence  or  development  that  has  had  or  that  could  reasonably  be  expected  to  result  in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise)  other  than  (A)  trade  payables  and  accrued  expenses  incurred  in  the  ordinary course  of  business  consistent  with  past  practice  and  (B)  liabilities  not  required  to  be reflected  in  the  Company’s  financial  statements  pursuant  to  GAAP  or  disclosed  in  filings made  with  the  Commission,  (iii)  the  Company  has  not  altered  its  method  of  accounting,

(iv)  the  Company  has  not  declared  or  made  any  dividend  or  distribution  of  cash  or  other property to  its  stockholders  or  purchased,  redeemed  or  made  any agreements  to  purchase or  redeem  any  shares  of  its  capital  stock  and  (v)  the  Company  has  not  issued  any  equity securities  to  any  officer,  director  or  Affiliate,  except  pursuant  to  existing  Company stock

option  plans.   The  Company  does  not  have  pending  before  the  Commission  any  request

for  confidential  treatment  of  information.    Except  for  the  issuance  of  the  Securities

contemplated  by  this  Agreement  or  as  set  forth  on  Schedule  3.1(h),  no  event,  liability  or development  has  occurred  or  exists  with  respect  to  the  Company  or  its  Subsidiaries  or their  respective  business,  properties,  operations  or  financial  condition,  that  would  be required  to  be  disclosed  by the  Company under  applicable  securities  laws  at  the  time  this representation is made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(i)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or  investigation  pending  or,  to  the  knowledge  of  the  Company,  threatened  against  or affecting  the  Company,  any  Subsidiary  or  any  of  their  respective  properties  before  or  by

any   court,   arbitrator,   governmental   or   administrative   agency  or   regulatory   authority

(federal,  state,  county,  local  or  foreign)  (collectively,  an  “Action”)  which  (i)  adversely affects  or  challenges  the  legality,  validity  or  enforceability  of  any  of  the  Transaction

Documents  or  the  Securities  or  (ii)  could,  if  there  were  an  unfavorable  decision,  have  or

reasonably be  expected  to  result  in  a  Material  Adverse  Effect.   Neither  the  Company nor

any  Subsidiary,  nor  any  director  or  officer  thereof,  is  or  has  been  the  subject  of  any

Action  involving  a  claim  of  violation  of  or  liability  under  federal  or  state  securities  laws

or  a  claim  of  breach  of  fiduciary  duty.   There  has  not  been,  and  to  the  knowledge  of  the

Company,  there  is  not  pending  or  contemplated,  any  investigation  by  the  Commission

involving the Company or any current or former director or officer of the  Company.   The

Commission  has  not  issued  any  stop  order  or  other  order  suspending  the  effectiveness  of any  registration  statement  filed  by  the  Company  or  any  Subsidiary  under  the  Exchange

Act or the Securities Act.

(j)

Labor  Relations.   No  material  labor  dispute  exists  or,  to  the  knowledge  of the  Company,  is  imminent  with  respect  to  any  of  the  employees  of  the  Company  which

could  reasonably  be  expected  to  result  in  a  Material  Adverse  Effect.     None  of  the

Company’s  or  its  Subsidiaries’  employees  is  a  member  of  a  union  that  relates  to  such employee’s  relationship  with  the  Company,  and  neither  the  Company  or  any  of  its

Subsidiaries  is  a  party  to  a  collective  bargaining  agreement,  and  the  Company  and  its

Subsidiaries  believe  that  their  relationships  with  their  employees  are  good.   No  executive

officer,  to  the  knowledge  of  the  Company,  is,  or  is  now  expected  to  be,  in  violation  of any  material  term  of  any  employment  contract,  confidentiality,  disclosure  or  proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive  covenant, and the continued  employment of  each such  executive officer does  not  subject  the  Company  or  any  of  its  Subsidiaries  to  any  liability  with  respect  to

any  of  the  foregoing  matters.   The  Company  and  its  Subsidiaries  are  in  compliance  with all  U.S.  federal,  state,  local  and  foreign  laws  and  regulations  relating  to  employment  and employment  practices,  terms  and  conditions  of  employment  and  wages  and  hours,  except

where   the   failure   to   be   in   compliance   could   not,   individually  or   in   the   aggregate,

reasonably be expected to have a Material Adverse Effect.

(k)

Compliance.    Neither  the  Company  nor  any  Subsidiary  (i)  is  in  default under  or  in  violation  of  (and  no  event  has  occurred  that  has  not  been  waived  that,  with notice  or  lapse  of  time  or  both,  would  result  in  a  default  by  the  Company  or  any

Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any  other  agreement  or  instrument  to  which  it  is  a  party  or  by  which  it  or  any  of  its properties  is  bound  (whether  or  not  such  default  or  violation  has  been  waived),  (ii)  is  in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in  violation  of  any  statute,  rule  or  regulation  of  any  governmental  authority,  including without  limitation  all  foreign,  federal,  state  and  local  laws  applicable  to  its  business  and all  such  laws  that  affect  the  environment,  except  in  each  case  as  could  not  have  or reasonably be expected to result in a Material Adverse Effect.

(l)

Regulatory   Permits.     The   Company   and   the   Subsidiaries   possess   all

certificates,  authorizations  and  permits  issued  by  the  appropriate  federal,  state,  local  or

foreign   regulatory   authorities   necessary   to   conduct   their   respective   businesses   as

described  in  the  SEC  Reports,  except  where  the  failure to  possess  such  permits  could  not

have   or   reasonably   be   expected   to   result   in   a   Material   Adverse   Effect   (“Material

Permits”),  and  neither  the  Company  nor  any  Subsidiary  has  received  any  notice  of proceedings relating to the revocation or modification of any Material Permit.

(m)

Title   to   Assets.     The   Company   and   the   Subsidiaries   have   good   and

marketable  title  in  fee  simple  to  all  real  property  owned  by  them  that  is  material  to  the business  of  the  Company  and  the  Subsidiaries  and  good  and  marketable  title  in  all personal property owned  by them that is material  to the business of the  Company and  the

Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect  the  value  of  such  property  and  do  not  materially  interfere  with  the  use  made  and proposed to be made of such property by the Company and the Subsidiaries and Liens for the  payment  of  federal,  state  or  other  taxes,  the  payment  of  which  is  neither  delinquent

nor   subject   to   penalties.     Any  real   property   and   facilities   held   under   lease   by  the

Company  and  the  Subsidiaries  are  held  by  them  under  valid,  subsisting  and  enforceable leases with which the Company and the Subsidiaries are in compliance.

(n)

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights  to  use,  all  patents,  patent  applications,  trademarks,  trademark  applications,  service marks,  trade  names,  trade  secrets,  inventions,  copyrights,  licenses  and  other  intellectual property  rights  and  similar  rights  necessary  or  material  for  use  in  connection  with  their respective  businesses  as  described  in  the  SEC  Reports  and  which  the  failure  to  so  have could  have  a  Material  Adverse  Effect  (collectively,  the  “Intellectual  Property  Rights”).

Neither the Company nor any Subsidiary has received a  notice (written or  otherwise) that the  Intellectual  Property  Rights  used  by  the  Company  or  any  Subsidiary  violates  or

infringes  upon  the  rights  of  any  Person.    To  the  knowledge  of  the  Company,  all  such

Intellectual  Property  Rights  are  enforceable  and  there  is  no  existing  infringement  by

another   Person   of   any   of   the   Intellectual   Property   Rights.     The   Company   and   its

Subsidiaries    have    taken    reasonable    security    measures    to    protect    the    secrecy,

confidentiality  and  value  of  all  of  their  intellectual  properties,  except  where  failure  to  do so  could  not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  have  a  Material

Adverse Effect.

(o)

Insurance.   The  Company  and  the  Subsidiaries  are  insured  by  insurers  of recognized  financial  responsibility  against  such  losses  and  risks  and  in  such  amounts  as are  prudent  and  customary  in  the  businesses  in  which  the  Company  and  the  Subsidiaries are  engaged,  including,  but  not  limited  to,  directors  and  officers  insurance  coverage  at

least  equal  to  $5,000,000.   Neither  the  Company  nor  any  Subsidiary  has  any  reason  to believe  that  it  will  not  be  able  to  renew  its  existing  insurance  coverage  as  and  when  such coverage  expires  or  to  obtain  similar  coverage  from  similar  insurers  as  may be  necessary to continue its business without a significant increase in cost.

(p)

Transactions  With  Affiliates  and  Employees.    Except  as  set  forth  in  the

SEC  Reports,  none  of  the  officers  or  directors  of  the  Company  and,  to  the  knowledge  of

the   Company,   none   of   the   employees   of   the   Company  is   presently  a  party  to   any

transaction  with  the  Company  or  any  Subsidiary  (other  than  for  services  as  employees,

officers  and  directors),  including any contract,  agreement  or  other  arrangement  providing for the  furnishing of  services  to  or  by,  providing  for  rental  of  real  or  personal  property to

or   from,   or   otherwise   requiring   payments   to   or   from   any  officer,   director   or   such

employee or, to the knowledge of the Company,  any entity in which any officer, director,

or  any  such  employee  has  a  substantial  interest  or  is  an  officer,  director,  trustee  or partner,  in  each  case  in  excess  of  $60,000  other  than  (i)  for  payment  of  salary  or consulting  fees  for  services  rendered,  (ii)  reimbursement  for  expenses  incurred  on  behalf of  the  Company  and  (iii)  for  other  employee  benefits,  including  stock  option  agreements under any stock option plan of the Company.

(q)

Sarbanes-Oxley;   Internal   Accounting   Controls.     The   Company   is   in

material  compliance  with  all  provisions  of  the  Sarbanes-Oxley  Act  of  2002  which  are

applicable  to  it  as  of  the  Closing  Date.   The  Company  and  the  Subsidiaries  maintain  a

system  of  internal  accounting  controls  sufficient  to  provide  reasonable  assurance  that  (i)

transactions   are   executed   in   accordance   with   management’s   general   or   specific

authorizations,   (ii)   transactions   are   recorded   as   necessary   to   permit   preparation   of

financial  statements  in  conformity  with  GAAP  and  to  maintain  asset  accountability,  (iii)

access  to  assets  is  permitted  only  in  accordance  with  management’s  general  or  specific

authorization,   and   (iv)   the   recorded   accountability   for   assets   is   compared   with   the

existing  assets  at  reasonable  intervals  and  appropriate  action  is  taken  with  respect  to  any differences.  The  Company has  established  disclosure controls  and  procedures  (as  defined in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for  the  Company  and  designed  such disclosure  controls  and  procedures  to  ensure  that  information  required  to  be  disclosed  by the  Company  in  the  reports  it  files  or  submits  under  the  Exchange  Act  is  recorded,

processed,    summarized    and    reported,    within    the    time    periods    specified    in    the

Commission’s  rules  and  forms.   The  Company’s  certifying  officers  have  evaluated  the effectiveness  of  the  Company’s  disclosure  controls  and  procedures  as  of  the  end  of  the period  covered  by the  Company’s  most  recently filed  periodic  report  under  the  Exchange

Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic  report  under  the  Exchange  Act  the  conclusions  of  the  certifying  officers  about the  effectiveness  of  the  disclosure  controls  and  procedures  based  on  their  evaluations  as

of  the  Evaluation  Date.   Since  the  Evaluation  Date,  there  have  been  no  changes  in  the

Company’s  internal  control  over  financial  reporting  (as  such  term  is  defined  in  the

Exchange  Act)  that  has  materially  affected,  or  is  reasonably  likely  to  materially  affect,

the Company’s internal control over financial reporting.

(r)

Certain  Fees.  Any  brokerage  or  finder’s  fees  or  commissions  that  are,  or will  be,  payable  by  the  Company  to  any  broker,  financial  advisor  or  consultant,  finder,

placement agent, investment banker, bank or other Person  with respect to the transactions

contemplated  by the  Transaction  Documents  shall  be borne solely by the  Company.   The

Buyer  shall  have  no  obligation  with  respect  to  any  fees  or  with  respect  to  any  claims made by or on  behalf of  other Persons for fees of  a  type contemplated in this Section that

may   be   due   in   connection   with   the   transactions   contemplated   by   the   Transaction

Documents.

(s)

Private  Placement.  Assuming  the  accuracy  of  the  Buyer  representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for  the  offer  and  sale  of  the  Securities  by  the  Company  to  the  Buyer  as  contemplated hereby.  The  issuance  and  sale  of  the  Securities  hereunder  does  not  contravene  the  rules and regulations of the Trading Market.

(t)

Investment  Company.  The  Company is  not,  and  is  not  an  Affiliate  of,  and

immediately  after  receipt  of  payment  for  the  Securities,  will  not  be  or  be  an  Affiliate  of,

an  “investment  company”  within  the  meaning  of  the  Investment  Company  Act  of  1940,

as  amended.    The  Company  shall  conduct  its  business  in  a  manner  so  that  it  will  not become subject to the Investment Company Act.

(u)

Registration  Rights.    Other  than  the  Buyer,  no  Person  has  any  right  to

cause  the  Company to  effect  the  registration  under  the  Securities  Act  of  any  securities  of the Company.

(v)

Listing  and  Maintenance  Requirements.   The  Company’s  Common  Stock

is  registered  pursuant  to  Section  12(b)  or  12(g)  of  the  Exchange  Act,  and  the  Company

has  taken  no  action  designed  to,  or  which  to  its  knowledge  is  likely to  have  the  effect  of,

terminating  the  registration  of  the  Common  Stock  under  the  Exchange  Act  nor  has  the

Company  received  any  notification  that  the  Commission  is  contemplating  terminating

such  registration.    The  Company  has  not,  in  the  12  months  preceding  the  date  hereof,

received  notice  from  any  Trading  Market  on  which  the  Common  Stock  is  or  has  been listed  or  quoted  to  the  effect  that  the  Company  is  not  in  compliance  with  the  listing  or maintenance  requirements  of  such  Trading  Market.  The  Company  is,  and  has  no  reason to  believe  that  it  will  not  in  the  foreseeable  future  continue  to  be,  in  compliance  with  all such listing and maintenance requirements.

(w)

Application  of  Takeover  Protections.    The  Company  and  its  Board  of

Directors  have  taken  all  necessary  action,  if  any,  in  order  to  render  inapplicable  any control  share  acquisition,  business  combination,  poison  pill  (including  any  distribution under  a  rights  agreement)  or  other  similar  anti-takeover  provision  under  the  Company’s

Certificate  of  Incorporation  (or  similar  charter  documents)  or  the  laws  of  its  state  of incorporation that is or could become applicable to the  Buyer as  a result of the  Buyer and the  Company  fulfilling  their  obligations  or  exercising  their  rights  under  the  Transaction

Documents,  including  without  limitation  as  a  result  of  the  Company’s  issuance  of  the

Securities and the Buyer’s ownership of the Securities.

(x)

Disclosure.   Except  with  respect  to  the  material  terms  and  conditions  of the  transactions  contemplated  by  the  Transaction  Documents,  the  Company  confirms that,  neither  it  nor  any other Person  acting on  its  behalf  has  provided  any of  the  Buyer  or

their   agents   or   counsel   with   any   information   that   it   believes   constitutes   or   might

constitute  material,  non-public  information.     The  Company  understands  and  confirms

that  the  Buyer  will  rely  on  the  foregoing  representation  in  effecting  transactions  in

securities  of  the  Company.   All  disclosure  furnished  by  or  on  behalf  of  the  Company  to the Buyer  regarding the  Company, its business  and the transactions contemplated hereby,

including the  Disclosure  Schedules  to  this  Agreement,  with  respect  to  the  representations and  warranties  made  herein  are  true  and  correct  with  respect  to  such  representations  and warranties  and  do  not  contain  any untrue  statement  of  a  material  fact  or  omit  to  state  any material  fact  necessary  in  order  to  make  the  statements  made  therein,  in  light  of  the

circumstances   under   which   they   were   made,   not   misleading.   The   press   releases

disseminated  by  the  Company  during  the  twelve  months  preceding  the  date  of  this

Agreement  taken  as  a  whole  do  not  contain  any  untrue  statement  of  a  material  fact  or omit to state a material fact required to be stated therein or necessary in order to make the statements,  in  light  of  the  circumstances  under  which  they  were  made  and  when  made,

not  misleading.   The  Company  acknowledges  and  agrees  that  the  Buyer  neither  makes

nor   has   made   any   representations   or   warranties   with   respect   to   the   transactions

contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)

No    Integrated    Offering.    Assuming    the    accuracy    of    the    Buyer’s

representations  and  warranties  set  forth  in  Section  3.2,  neither  the  Company,  nor  any  of its  affiliates,  nor  any  Person  acting  on  its  or  their  behalf  has,  directly  or  indirectly,  made any  offers  or  sales  of  any  security  or  solicited  any  offers  to  buy  any  security,  under circumstances  that  would  cause  this  offering  of  the  Securities  to  be  integrated  with  prior

offerings   by   the   Company   for   purposes   of   the   Securities   Act   or   any   applicable

shareholder  approval  provisions  of  any  Trading  Market  on  which  any of  the  securities  of the Company are listed or designated.

(z)

Solvency.    Based  on  the  financial  condition  of  the  Company  as  of  the

Closing  Date  after  giving  effect  to  the  receipt  by  the  Company  of  the  proceeds  from  the sale  of  the  Securities  hereunder,  (i)  the  fair  saleable  value  of  the  Company’s  assets exceeds  the  amount  that  will  be  required  to  be  paid  on  or  in  respect  of  the  Company’s existing debts and other liabilities (including known contingent liabilities) as they mature;

(ii)  the  Company’s  assets  do  not  constitute  unreasonably  small  capital  to  carry  on  its business  as  now  conducted  and  as  proposed  to  be  conducted  including  its  capital  needs taking  into  account  the  particular  capital  requirements  of  the  business  conducted  by  the

Company, and projected capital requirements and capital availability thereof; and (iii) the current  cash  flow  of  the  Company,  together  with  the  proceeds  the  Company  would receive,  were  it  to  liquidate  all  of  its  assets,  after  taking  into  account  all  anticipated  uses of  the  cash,  would  be  sufficient  to  pay  all  amounts  on  or  in  respect  of  its  liabilities  when

such  amounts  are  required  to  be  paid.    The  Company  does  not  intend  to  incur  debts

beyond  its  ability  to  pay  such  debts  as  they  mature  (taking  into  account  the  timing  and

amounts  of  cash  to  be  payable  on  or  in  respect  of  its  debt).    The  Company  has  no

knowledge  of  any  facts  or  circumstances  which  lead  it  to  believe  that  it  will  file  for

reorganization   or   liquidation   under   the   bankruptcy   or   reorganization   laws   of   any

jurisdiction  within  one  year  from  the  Closing  Date.   The  SEC  Reports  set  forth  as  of  the

dates  thereof  all  outstanding  secured  and  unsecured  Indebtedness  of  the  Company or  any

Subsidiary,  or  for  which  the  Company  or  any  Subsidiary  has  commitments.    For  the

purposes  of  this  Agreement,  “Indebtedness”  shall  mean  (a)  any  liabilities  for  borrowed

money  or  amounts  owed  in  excess  of   $150,000  (other  than  trade  accounts  payable

incurred  in  the  ordinary  course  of  business),  (b)  all  guaranties,  endorsements  and  other contingent  obligations  in  respect  of  Indebtedness  of  others,  whether  or  not  the  same  are or  should  be  reflected  in  the  Company’s  balance  sheet  (or  the  notes  thereto),  except guaranties  by  endorsement  of  negotiable  instruments  for  deposit  or  collection  or  similar transactions  in  the  ordinary  course  of  business;  and  (c)  the  present  value  of  any  lease payments in excess of $150,000 due under leases required to be capitalized in accordance

with  GAAP.   Neither  the  Company  nor  any  Subsidiary  is  in  default  with  respect  to  any

Indebtedness.

(aa)      Tax  Status.    Except  for  matters  that  would  not,  individually  or  in  the aggregate,  have  or  reasonably  be  expected  to  result  in  a  Material  Adverse  Effect,  the

Company  and  each  Subsidiary  has  filed  all  necessary  federal,  state  and  foreign  income and  franchise  tax  returns  and  has  paid  or  accrued  all  taxes  shown  as  due  thereon,  and  the

Company  has  no  knowledge  of  a  tax  deficiency  which  has  been  asserted  or  threatened against the Company or any Subsidiary.

(bb)      No  General  Solicitation.   Neither  the  Company  nor  any  person  acting  on

behalf  of  the  Company  has  offered  or  sold  any  of  the  Securities  by  any  form  of  general

solicitation  or  general  advertising.   The  Company  has  offered  the  Securities  for  sale  only to the Buyer.

(cc)      Foreign Corrupt Practices.   Neither the Company,  nor to the  knowledge of

the Company, any agent  or other person acting on  behalf of the Company,  has (i) directly or  indirectly,  used  any  funds  for  unlawful  contributions,  gifts,  entertainment  or  other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment  to  foreign  or  domestic  government  officials  or  employees  or  to  any  foreign  or domestic  political  parties  or  campaigns  from  corporate  funds,  (iii)  failed  to  disclose  fully any  contribution  made  by  the  Company  (or  made  by  any  person  acting  on  its  behalf  of

which  the  Company  is  aware)  which  is    in  violation  of  law,  or  (iv)  violated  in  any

material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(dd)      Accountants.     The   Company’s   accountants   are   set   forth   on   Schedule

3.1(dd)   of   the   Disclosure   Schedule.      To   the   knowledge   of   the   Company,   such

accountants,  who  the  Company  expects  will  express  their  opinion  with  respect  to  the financial  statements  to  be  included  in  the  Company’s  Annual  Report  on  Form  10-K  for

the  year  ending  December  31,  2014,  are  a  registered  public  accounting  firm  as  required by the Exchange Act.

(ee)      Acknowledgment   Regarding   Buyer’s   Purchase   of   Securities.

The

Company  acknowledges  and  agrees  that  the  Buyer  is  acting  solely  in  the  capacity  of  an arm’s  length  Buyer  with  respect  to  the  Transaction  Documents  and  the  transactions

contemplated  thereby.   The  Company  further  acknowledges  that  the  Buyer  is  not  acting as  a  financial  advisor  or  fiduciary  of  the  Company  (or  in  any  similar  capacity)  with respect  to  the  Transaction  Documents  and  the  transactions  contemplated  thereby and  any advice given by the  Buyer or  any of its respective representatives or agents in connection with  the  Transaction  Documents  and  the  transactions  contemplated  thereby  is  merely

incidental  to  the  Buyer’s  purchase  of  the  Securities.   The  Company  further  represents  to

the  Buyer  that  the  Company’s  decision  to  enter  into  this  Agreement   and  the  other

Transaction  Documents  has  been  based  solely  on  the  independent  evaluation  of  the transactions contemplated hereby by the Company and its representatives.

(ff)

Manipulation  of  Price.   The  Company  has  not,  and  to  its  knowledge  no

one  acting  on  its  behalf  has,  (i)  taken,  directly or  indirectly,  any action  designed  to  cause or  to  result  in  the  stabilization  or  manipulation  of  the  price  of  any  security  of  the

Company  to  facilitate  the  sale  or  resale  of  any  of  the  Securities,  (ii)  sold,  bid  for,

purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or

(iii)  paid  or  agreed  to  pay  to  any  person  any  compensation  for  soliciting  another  to purchase  any  other  securities  of  the  Company,  other  than,  in  the  case  of  clauses  (ii)  and

(iii),   compensation   paid   to   the   Company’s   placement   agent   in   connection   with   the

placement of the Securities.

(gg)      Acknowledgement  Regarding  Buyer’s  Trading  Activity.   Anything  in  this

Agreement  or  elsewhere  herein  to  the  contrary  notwithstanding,  it  is  understood  and acknowledged by the Company that Buyer has neither been asked to agree, nor has Buyer agreed,  to  desist  from  purchasing  or  selling  long  securities  of  the  Company,  including,

without limitation, during the periods that the value of the Draw Down Shares deliverable

in  connection  with  a  Draw  Down  are  being  determined.   The  Company  acknowledges

that  such  aforementioned  activities  do  not  constitute  a  breach  of  any  of  the  Transaction

Documents.

3.2

Representations   and   Warranties   of   the   Buyer.     Buyer   hereby  represents   and

warrants as of the date hereof and as of each Closing Date to the Company as follows:

(a)

Organization;   Authority.     Buyer   is   an   entity   duly   organized,   validly

existing  and  in  good  standing  under  the  laws  of  the  jurisdiction  of  its  organization  with full  right,  corporate  or  partnership  power  and  authority  to  enter  into  and  to  consummate the  transactions  contemplated  by  the  Transaction  Documents  and  otherwise  to  carry  out its obligations  hereunder and thereunder. The execution,  delivery and performance by the

Buyer  of  the  transactions  contemplated  by  this  Agreement  have  been  duly  authorized  by

all  necessary  corporate  or  similar  action  on  the  part  of  the  Buyer.    Each  Transaction

Document to which it is a party has been duly executed by the Buyer, and when delivered by  the  Buyer  in  accordance  with  the  terms  hereof,  will  constitute  the  valid  and  legally binding  obligation  of  the  Buyer,  enforceable  against  it  in  accordance  with  its  terms,

except   (i)   as   limited   by   general   equitable   principles   and   applicable   bankruptcy,

insolvency,  reorganization,  moratorium  and  other  laws  of  general  application  affecting

enforcement   of   creditors’   rights   generally,   (ii)   as   limited   by   laws   relating   to   the

availability of  specific  performance,  injunctive  relief or  other equitable  remedies  and  (iii)

insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own   Account.      Buyer   understands   that   the   Shares   are   “restricted

securities”  and  have  not  been  registered  under  the  Securities  Act  or  any  applicable  state

securities  law  and  is  acquiring the  Shares   as  principal  for its  own  account  and  not  with  a

view  to  or  for  distributing  or  reselling  such  Shares  or  any  part  thereof  in  violation  of  the

Securities   Act   or   any   applicable   state   securities   law,   has   no   present   intention   of

distributing  any  of  such  Shares  in  violation  of  the  Securities  Act  or  any  applicable  state securities  law  and  has  no  direct  or  indirect  arrangement  or  understandings  with  any other persons  to  distribute  or  regarding  the  distribution  of  such  Shares  in  violation  of  the

Securities  Act  or  any applicable  state  securities  law  (this  representation  and  warranty not limiting  the  Buyer’s  right  to  sell  the  Securities  pursuant  to  the  Registration  Statement  or

otherwise  in  compliance  with  applicable  federal  and  state  securities  laws).    Buyer  is

acquiring the Shares hereunder in the ordinary course of its business.

(c)

Buyer  Status.   At the time the  Buyer was  offered  the Shares,  it was,  and at the  date  hereof  it  is,  and  90  days  following  the  Initial  Closing,  it  will  be  either:  (i)  an

“accredited  investor”  as  defined  in  Rule  501  under  the  Securities  Act  or  (ii)  a  “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act

(d)

Experience    of    Buyer.    Buyer,    either    alone    or    together    with    its

representatives,   has   such   knowledge,   sophistication   and   experience   in   business   and

financial  matters  so  as  to  be  capable  of  evaluating  the  merits  and  risks  of  the  prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

Buyer  is  able  to  bear  the  economic  risk  of  an  investment  in  the  Securities  and,  at  the present time, is able to afford a complete loss of such investment.

(e)

General  Solicitation.   Buyer  is  not  purchasing  the  Securities  as  a  result  of

any   advertisement,   article,   notice   or   other   communication   regarding   the   Securities

published  in  any  newspaper,  magazine  or  similar  media  or  broadcast  over  television  or

radio   or   presented   at   any   seminar   or   any   other   general   solicitation   or   general

advertisement.

(f)

Short  Sales  and  Confidentiality  Prior  to  the  Date  Hereof.   Other  than  the

transaction  contemplated  hereunder,  the  Buyer  has  not  directly  or  indirectly,  nor  has  any

Person acting on behalf of or pursuant to any understanding with  the Buyer, executed any disposition,  including  Short  Sales, in  the  securities  of  the  Company  during  the  period commencing  from  the  time  that  the  Buyer  first  received  a  term  sheet  (written  or  oral)

from the Company or any other Person setting forth the material terms of the transactions

contemplated  hereunder  until  the  date  hereof  (“Discussion  Time”).   Notwithstanding  the

foregoing, if the Buyer is  a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of  the Buyer's  assets and the portfolio managers have

no   direct   knowledge   of   the   investment   decisions   made   by   the   portfolio   managers

managing  other  portions  of  the  Buyer's  assets,  the  representation  set  forth  above  shall only  apply  with  respect  to  the  portion  of  assets  managed  by  the  portfolio  manager  that made  the  investment  decision  to  purchase  the  Securities  covered  by  this  Agreement.

Other  than  to  other  Persons  party  to  this  Agreement,  the  Buyer  has  maintained  the confidentiality of  all  disclosures  made  to  it  in  connection  with  this  transaction  (including the existence and terms of this transaction).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The  Securities  may  only  be  disposed  of  in  compliance  with  state  and

federal  securities  laws.   In  connection  with  any  transfer  of  Securities  other  than  pursuant to an effective registration statement or Rule 144, to the Company or to an  affiliate of  the

Buyer  or  in  connection  with  a  pledge  as  contemplated  in  Section  4.1(b),  the  Company may  require  the  transferor  thereof  to  provide  to  the  Company  an  opinion  of  counsel selected  by  the  transferor  and  reasonably  acceptable  to  the  Company,  the  form  and substance  of  which  opinion  shall  be reasonably satisfactory to  the  Company,  to  the  effect that  such  transfer  does  not  require  registration  of  such  transferred  Securities  under  the

Securities Act.   As a condition of transfer, any such transferee shall agree in writing to be bound  by  the  terms  of  this  Agreement  and  shall  have  the  rights  of  the  Buyer  under  this

Agreement and the Registration Rights Agreement, as to issued Securities only.

(b)

The  Buyer  agrees  to  the  imprinting,  so  long  as  is  required  by this  Section

4.1, of a legend on any of the Securities in the following form:

THESE    SECURITIES    HAVE    NOT    BEEN    REGISTERED    WITH    THE

SECURITIES   AND   EXCHANGE   COMMISSION   OR   THE   SECURITIES

COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN  EXEMPTION

FROM   REGISTRATION   UNDER   THE   SECURITIES   ACT   OF   1933,   AS

AMENDED  (THE  “SECURITIES  ACT”),  AND,  ACCORDINGLY,  MAY  NOT

BE   OFFERED    OR   SOLD   EXCEPT   PURSUANT   TO   AN   EFFECTIVE

REGISTRATION    STATEMENT    UNDER    THE    SECURITIES    ACT    OR

PURSUANT    TO    AN    AVAILABLE    EXEMPTION    FROM,    OR    IN    A

TRANSACTION

NOT

SUBJECT

TO,

THE

REGISTRATION

REQUIREMENTS   OF   THE   SECURITIES   ACT   AND   IN   ACCORDANCE

WITH  APPLICABLE  STATE  SECURITIES  LAWS  AS  EVIDENCED  BY  A

LEGAL   OPINION   OF   COUNSEL   TO   THE   TRANSFEROR   TO   SUCH

EFFECT,    THE    SUBSTANCE    OF   WHICH    SHALL    BE    REASONABLY

ACCEPTABLE   TO   THE   COMPANY.      THESE   SECURITIES   MAY   BE

PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT

WITH   A   REGISTERED   BROKER-DEALER   OR   OTHER   LOAN   WITH   A

FINANCIAL  INSTITUTION  THAT  IS  AN  “ACCREDITED  INVESTOR”  AS

DEFINED   IN  RULE  501(a)  UNDER  THE  SECURITIES  ACT   OR  OTHER

LOAN SECURED BY SUCH SECURITIES.

The  Company  acknowledges  and  agrees  that  the  Buyer  may  from  time  to  time pledge  pursuant  to  a  bona  fide  margin  agreement  with  a  registered  broker-dealer  or  grant a  security  interest  in  some  or  all  of  the  Securities  to  a  financial  institution  that  is  an

“accredited  investor”  as  defined  in  Rule  501(a)  under  the  Securities  Act  and  who  agrees to  be  bound  by  the  provisions  of  this  Agreement  and  the  Registration  Rights  Agreement and,  if  required  under  the  terms  of  such  arrangement,  the  Buyer  may  transfer  pledged  or secured Securities to the  pledgees or secured parties.  Such a pledge or transfer would not be  subject  to  approval  of  the  Company  and  no  legal  opinion  of  legal  counsel  of  the

pledgee,  secured  party  or  pledgor  shall  be  required  in  connection  therewith.   Further,  no

notice  shall  be  required  of  such  pledge.    At  the  Buyer’s  expense,  the  Company  will

execute  and  deliver  such  reasonable  documentation  as  a  pledgee  or  secured  party  of

Securities   may   reasonably   request   in   connection   with   a   pledge   or   transfer   of   the

Securities,   including,   if   the   Securities   are   subject   to   registration   pursuant   to   the

Registration  Rights  Agreement,  the  preparation  and  filing  of  any  required  prospectus supplement  under  Rule  424(b)(3)  under  the  Securities  Act  or  other  applicable  provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)

Certificates  evidencing  the  Draw  Down  Shares  and  the  Shares  shall  not

contain   any   legend   (including   the   legend   set   forth   in   Section   4.1(b)),   (i)   while   a

registration  statement  (including  the  Registration  Statement)  covering  the  resale  of  such security  is  effective  under  the  Securities  Act,  or  (ii)  following  any  sale  of  such  Draw

Down  Shares  or  Shares  pursuant  to  Rule  144,  or  (iii)  if  such  legend  is  not  required  under

applicable   requirements   of   the   Securities   Act   (including   judicial   interpretations   and

pronouncements  issued  by  the  staff  of  the  Commission).   The  Company  shall  cause  its

counsel  to  issue  a  legal  opinion  to  the  Company’s  transfer  agent  promptly  after  the

Effective  Date  if  required  by  the  Company’s  transfer  agent  to  effect  the  removal  of  the

legend hereunder.   The Company agrees that following the Effective Date  or at such time as  such  legend  is  no  longer  required  under  this  Section  4.1(c),  it  will,  no  later  than  3

(three)   Trading   Days   following   the   delivery   by   the   Buyer   to   the   Company   or   the

Company’s  transfer  agent  of  a  certificate  representing  Draw  Down  Shares,  or  Shares,  as the  case  may  be,  issued  with  a  restrictive  legend  (such  third  Trading  Day,  the  “Legend

Removal  Date”),  deliver  or  cause  to  be  delivered  to  the  Buyer  a  certificate  representing such  shares  that  is  free  from  all  restrictive  and  other  legends.  All  Draw  Down  Shares shall  be  delivered  without  any  restrictive  legends.  The  Company  may  not  make  any notation  on  its  records  or  give  instructions  to  any  transfer  agent  of  the  Company  that

enlarge  the  restrictions  on  transfer  set  forth  in  this  Section.    Certificates  for  Securities

subject  to  legend  removal  hereunder  shall  be  transmitted  by  the  transfer  agent  of  the

Company  to  the  Buyer  by  crediting  the  account  of  the  Buyer’s  broker  (as  indicated  by

Buyer) with the Depository Trust Company system.

(d)

In addition to the Buyer’s other available remedies, the Company shall pay to  the  Buyer,  in  cash,  as  partial  liquidated  damages  and  not  as  a  penalty,  for  each  $1,000 of  Draw  Down  Shares,  or  Shares  (based  on  the  Closing  Price  of  the  Common  Stock  on the  date  such  Securities  are  submitted  to  the  Company’s  transfer  agent)  delivered  for removal  of  the  restrictive  legend  and  subject  to  Section  4.1(c),  $7.50  per  Trading  Day

(increasing to $15  per Trading Day 5 (five) Trading Days after such damages have begun to  accrue)  for  each  Trading  Day  after  2nd  Trading  Day  following  the  Legend  Removal

Date  until  such  certificate  is  delivered  without  a  legend.  Nothing  herein  shall  limit  the

Buyer’s  right  to  pursue  actual  damages  for  the  Company’s  failure  to  deliver  certificates representing  any  Securities  as  required  by  the  Transaction  Documents,  and  the  Buyer shall  have  the  right  to  pursue  all  remedies  available  to  it  at  law  or  in  equity  including,

without limitation, a decree of specific performance and/or injunctive relief.

(e)

Buyer  agrees  that  the  removal  of  the  restrictive  legend  from  certificates representing  Securities  as  set  forth  in  this  Section  4.1  is  predicated  upon  the  Company’s

reliance   that   the   Buyer   will   sell   any   Securities   pursuant   to   either   the   registration

requirements   of   the   Securities   Act,   including   any   applicable   prospectus   delivery

requirements, or an exemption therefrom.

4.2

Furnishing  of  Information.   As  long  as  Buyer  owns  any  Securities,  the  Company

covenants  to  timely  file  (or  obtain  extensions  in  respect  thereof  and  file  within  the  applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the

Exchange  Act.   As  long  as  the  Buyer  owns  any Securities,  if  the  Company is  not  required  to  file reports  pursuant  to  the  Exchange  Act,  it  will  prepare and  furnish  to  the  Buyer  and  make publicly available in accordance with Rule 144(c) such information as is required for the  Buyer to sell the

Securities under Rule 144. The Company further covenants that it will take such further action as

Buyer  may  reasonably  request,  to  the  extent  required  from  time  to  time  to  enable  the  Buyer  to sell  such  Securities  without  registration  under  the  Securities  Act  within  the  requirements  of  the exemption provided by Rule 144.

4.3

Integration.   The  Company  shall  not  sell,  offer  for  sale  or  solicit  offers  to  buy  or otherwise  negotiate  in  respect  of  any security (as  defined  in  Section  2  of  the  Securities  Act)  that would  be  integrated  with  the  offer  or  sale  of  the  Securities  in  a  manner  that  would  require  the registration  under  the  Securities  Act  of  the  sale  of  the  Securities  to  the  Buyer  or  that  would  be integrated  with  the  offer  or  sale  of  the  Securities  for  purposes  of  the  rules  and  regulations  of  any

Trading Market such that  it would require shareholder approval prior to the  closing of such other

transaction   unless   shareholder   approval   is   obtained   before   the   closing   of   such   subsequent

transaction.

4.4

Securities  Laws  Disclosure;  Publicity.   The  Company  shall,  by  5:30  p.m.  Eastern

time on the fourth Trading Day immediately following the date hereof, issue a Current Report on

Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach

the  Transaction  Documents  thereto.   The  Company  and  the  Buyer  shall  consult  with  each  other in  issuing  any  other  press  releases  with  respect  to  the  transactions  contemplated  hereby,  and neither  the  Company  nor  the  Buyer  shall  issue  any  such  press  release  or  otherwise  make  any such  public  statement  without  the  prior  consent  of  the  Company,  with  respect  to  any  press release  of  the  Buyer,  or  without  the  prior  consent  of  the  Buyer,  with  respect  to  any press  release of  the  Company,  which  consent  shall  not  unreasonably  be  withheld  or  delayed,  except  if  such disclosure is required by law, in which  case the disclosing party shall promptly provide  the other party with prior notice of such public statement or communication.

4.5

Shareholder Rights  Plan.   No  claim  will  be made or  enforced  by the  Company  or,

with  the  consent  of  the  Company,  any  other  Person,  that  the  Buyer  is  an  “Acquiring  Person”

under any control share acquisition, business combination, poison pill (including any distribution under  a  rights  agreement)  or  similar  anti-takeover  plan  or  arrangement  in  effect  or  hereafter adopted by the Company, or that the Buyer could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Buyer.

4.6

Non-Public Information.   Except with respect to the material terms and conditions

of  the  transactions  contemplated  by  the  Transaction  Documents,  the  Company  covenants  and agrees that neither it nor any other Person acting on its behalf will provide the Buyer or its agents or  counsel  with  any  information  that  the  Company  believes  constitutes  material  non-public information, unless prior thereto the Buyer shall have executed a written agreement regarding the

confidentiality  and  use  of  such  information.   The  Company  understands  and  confirms  that  the

Buyer  shall  be  relying  on  the  foregoing  representations  in  effecting  transactions  in  securities  of the Company.

4.7

Indemnification  of  Buyer.      Subject  to  the  provisions  of  this  Section  4.7,  the

Company  will  indemnify  and  hold  the  Buyer  and  its  directors,  officers,  shareholders,  members,

partners,  employees  and  agents  (and  any  other  Persons  with  a  functionally  equivalent  role  of  a

Person  holding  such  titles  notwithstanding  a  lack  of  such  title  or  any  other  title),  each  Person who controls the Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of

the   Exchange   Act),   and   the   directors,   officers,   shareholders,   agents,   members,   partners   or

employees  (and  any  other  Persons  with  a  functionally  equivalent  role  of  a  Person  holding  such titles  notwithstanding  a  lack  of  such  title  or  any  other  title)  of  such  controlling  persons  (each,  a

“Buyer  Party”)  harmless  from  any  and  all  losses,  liabilities,  obligations,  claims,  contingencies,

damages,  costs  and  expenses,  including  all  judgments,  amounts  paid  in  settlements,  court  costs and  reasonable  attorneys’  fees  and  costs  of  investigation  that  any  the  Buyer  Party  may  suffer  or incur  as  a  result  of  or  relating  to  (a)  any  breach  of  any  of  the  representations,  warranties,

covenants  or  agreements  made  by  the  Company  in  this  Agreement  or  in  the  other  Transaction

Documents  or  (b)  any  action  instituted  against   the  Buyer,  or  any  of  its  Affiliates,  by  any

stockholder  of  the  Company  who  is  not  an  Affiliate  of  the  Buyer,  with  respect  to  any  of  the transactions  contemplated  by  the  Transaction  Documents  (unless  such  action  is  based  upon  a breach  of  the  Buyer’s  representations,  warranties  or  covenants  under  the  Transaction  Documents or  any  agreements  or  understandings  the  Buyer  may  have  with  any  such  stockholder  or  any violations  by  the  Buyer  of  state  or  federal  securities  laws  or  any  conduct  by  the  Buyer  which

constitutes  fraud,  gross  negligence,  willful  misconduct  or  malfeasance).   If  any  action  shall  be

brought  against  any  Buyer  Party  in  respect  of  which  indemnity  may  be  sought  pursuant  to  this

Agreement,  the  Buyer  Party  shall  promptly  notify  the  Company  in  writing,  and  the  Company shall  have  the  right  to  assume  the  defense  thereof  with  counsel  of  its  own  choosing  reasonably

acceptable  to  the  Buyer  Party.   Any  Buyer  Party  shall  have  the  right  to  employ separate  counsel in  any  such  action  and  participate  in  the  defense  thereof,  but  the  fees  and  expenses  of  such counsel  shall  be  at  the  expense  of  the  Buyer  Party  except  to  the  extent  that  (i)  the  employment thereof  has  been  specifically  authorized  by  the  Company  in  writing,  (ii)  the  Company  has  failed after  a  reasonable  period  of  time  to  assume  such  defense  and  to  employ  counsel  or  (iii)  in  such action  there  is,  in  the  reasonable  opinion  of  such  separate  counsel,  a  material  conflict  on  any material issue between the position of the Company and the position of the Buyer Party, in which case  the  Company shall  be  responsible  for the  reasonable  fees  and  expenses  of  no  more than one

such separate counsel.   The Company will not be liable to any Buyer Party under this Agreement

(i)  for  any  settlement  by  the  Buyer  Party  effected  without  the  Company’s  prior  written  consent,

which  shall  not  be  unreasonably  withheld  or  delayed;  or  (ii)  to  the  extent,  but  only  to  the  extent that  a  loss,  claim,  damage  or  liability  is  attributable  to  any  Buyer  Party’s  breach  of  any  of  the representations, warranties, covenants or agreements made by the  Buyer Party in this Agreement or in the other Transaction Documents.

4.8

Reservation  of  Common  Stock.  As  of  the  date  hereof,  the  Company  has  reserved and  the  Company  shall  continue  to  reserve  and  keep  available  at  all  times,  free  of  preemptive rights, a sufficient number of  shares of Common  Stock for the purpose of  enabling the Company to issue Draw Down Shares and Shares pursuant to this Agreement.

4.9

Listing  of  Common  Stock.    The  Company  hereby  agrees  to  use  best  efforts  to

maintain  the  listing  of  the  Common  Stock  on  a  Trading  Market,  and  as  soon  as  reasonably practicable  following  the  Initial  Closing  (but  not  later  than  the  Effective  Date)  to  list  all  of  the

Draw  Down  Shares  and  the  Shares  on  such  Trading  Market.  The  Company  further  agrees,  if  the

Company applies to have the Common Stock traded on any other Trading Market, it will include in  such  application  all  of  the  Draw  Down  Shares  and  the  Shares  and  will  take  such  other  action as  is  necessary  to  cause  all  of  the  Draw  Down  Shares  and  the  Shares  to  be  listed  on  such  other

Trading Market as promptly as possible.   The Company will take all action reasonably necessary

to  continue  the  listing and  trading of  its  Common Stock  on  a Trading Market  and  will  comply in all  respects  with  the  Company’s  reporting,  filing  and  other  obligations  under  the  bylaws  or  rules of the Trading Market.

4.10     Short  Sales  and  Confidentiality  After  the  Date  Hereof.    Buyer  covenants  that

neither  it  nor  any  Affiliate  acting  on  its  behalf  or  pursuant  to  any  understanding  with  it  will,

directly or indirectly,  execute any Net Short Sales (as defined below) from the time starting upon

receipt  of  a  Draw  Down  Notice  and  ending  upon  receipt  of  the  Draw  Down  Shares.   Buyer

covenants  that  until  such  time  as  the  transactions  contemplated  by  this  Agreement  are  publicly

disclosed   by   the   Company   as   described   in   Section   4.4,   the   Buyer   will   maintain   the

confidentiality  of  all  disclosures  made  to  it  in  connection  with  this  transaction  (including  the

existence and terms of this transaction).   For purposes of this Section 4.10, a “Net Short Sale” by

the  Buyer  shall  mean  a  sale  of  Common  Stock  by  such  Buyer  that  is  marked  as  a  short  sale  and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Buyer

4.11     Form  D;  Blue  Sky  Filings.   The  Company  agrees  to  timely  file  a  Form  D  with

respect  to  the  Securities  as  required  under  Regulation  D  and  to  provide  a  copy thereof,  promptly upon request of the Buyer. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the  Buyer  at  the  Closing  under  applicable  securities  or  “Blue  Sky”  laws  of  the  states  of  the

United States, and shall provide evidence of such actions promptly upon request of Buyer.

4.12     Buyer's   Ownership   Limitation.     Anything   in   this   Agreement   to   the   contrary

notwithstanding,  the  Company  may  not  make  a  Draw  Down  to  the  extent  that  such  Draw  Down exceeds  4.999%  of  the  then  issued  and  outstanding  shares  of  Common  Stock  as  reported  in  the

Company’s most recent periodic report filed with the Commission.

4.13     Accuracy of Registration Statement.   On  each  Settlement  Date,  the  Registration

Statement  and  the  prospectus  therein  (including  any  prospectus  supplement)  shall  not  contain any  untrue  statement  of  a  material  fact  or  omit  to  state  any  material  fact  required  to  be  stated

therein  or  necessary  in  order  to  make  the  statements  therein  not  misleading  in  light  of  the circumstances  under  which  they  were  made;  and  on  such  Settlement  Date  the  Registration

Statement  and  the  prospectus  therein  will  not  include  any  untrue  statement  of  a  material  fact  or omit  to  state  a  material  fact  necessary in  order  to  make  the  statements  therein,  in  the  light  of  the circumstances  under  which  they  were  made,  not  misleading;  provided,  however,  the  Company makes  no  representations  or  warranties  as  to  the  information  contained  in  or  omitted  from  the

Registration  Statement  and  the  prospectus  therein  in  reliance  upon  and  in  conformity  with  the information  furnished  in  writing  to  the  Company  by  the  Buyer  specifically  for  inclusion  in  the

Registration Statement and the prospectus therein.

4.14     Notice of Certain Events Affecting Registration; Suspension of Right to Request a

Draw  Down.   The  Company  will  promptly  notify  the  Buyer  in  writing  upon  the  occurrence  of

any  of  the  events  set  forth  in  Section  3(d)  of  the  Registration  Rights  Agreement.   The  Company

shall  not  deliver  to  the  Buyer  any  Draw  Down  Notice  during  the  continuation  of  any  of  the

foregoing   events.     The   Company   shall   promptly   make   available   to   the   Buyer   any   such

supplements   or   amendments   to   the   related   prospectus,   at   which   time,   provided   that   the

registration  statement  and  any  supplements  and  amendments  thereto  are  then  effective,  the

Company may recommence the delivery of Draw Down Notices.

4.15     Mandatory  Reverse  Stock  Split.    Should  at  any  time  during  the  Commitment

Period  there  shall  be  no  bid  for the  Company's  Common  Stock  on  the  Trading Market  where the

Company's  shares  of  Common  Stock  are listed  or  traded  for 3  consecutive  trading days,  then  the

Company  shall  immediately  have  its  Common  Stock  undergo  a  reverse  stock  split  at  a  ratio  of

100-to-1  (each  100  shares  of  Common  Stock  shall  be  combined  to  become  1  share  of  Common

Stock).

4.16     Subsequent Equity Sales.

(a)

From  the  date  hereof  until  the  Effective  Date,  neither  the  Company  nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents.

(b)

Until  the  earlier  of  (i)  the  expiration  of  the  Commitment  Period  and  (ii)

the  date  that  the  Company  has  drawn  down  during  the  term  of  this  Agreement  the  entire

Commitment  Amount  hereunder,  the  Company  shall  be  prohibited  from  effecting  or entering into  an  agreement  to  effect  any  subsequent  financing involving a  “Variable  Rate

Transaction”.   The  term  “Variable  Rate  Transaction”  shall  mean  a  transaction  in  which the  Company  issues  or  sells  (i)  any  debt  or  equity  securities  that  are  convertible  into,

exchangeable  or  exercisable  for,  or  include  the  right  to  receive  additional  shares  of

Common Stock either (A) at a conversion, exercise or  exchange rate or  other price that is based  upon  and/or  varies  with  the  trading  prices  of  or  quotations  for  the  shares  of

Common  Stock  at  any  time  after  the  initial  issuance  of  such  debt  or  equity  securities,  or

(B)  with  a  conversion,  exercise  or  exchange  price  that  is  subject  to  being  reset  at  some future date after the initial issuance of such debt or equity security or upon the occurrence of  specified  or  contingent  events  directly  or  indirectly  related  to  the  business  of  the

Company  or   the   market   for   the   Common   Stock   or   (ii)   enters   into   any   agreement,

including,  but  not  limited  to,  an  equity  line  of  credit,  whereby  the  Company  may  sell securities  at  a  future  determined  price.  The  Buyer  shall  be  entitled  to  obtain  injunctive relief  against  the  Company  to  preclude  any  such  issuance,  which  remedy  shall  be  in addition to any right to collect damages.

(c)

Notwithstanding the foregoing, this Section 4.16 shall not apply in respect of  an  Exempt  Issuance,  except  that  no  Variable  Rate  Transaction  shall  be  an  Exempt

Issuance.

ARTICLE V.

CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

5.1

Conditions  Precedent  to  the  Obligation  of  the  Company  to  Sell  the  Draw  Down

Shares.   The  obligation  hereunder  of  the  Company  to  proceed  to  close  this  Agreement  and  to issue  and  sell  the  Draw  Down  Shares  to  the  Buyer  is  subject  to  the  satisfaction  or  waiver,  at  or before  the  Initial  Closing,  and  as  of  each  Settlement  Date  of  each  of  the  conditions  set  forth below.  These conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion.

(a)

Accuracy of Buyer’s Representations and Warranties.  The representations and warranties of the  Buyer shall be true and correct in all material respects as of the date when  made  and  as  of  the  Initial  Closing  and  as  of  each  Settlement  Date  as  though  made at  that  time  (except  for  representations  and  warranties  that  speak  as  of  a  particular  date,

which shall be true and correct in all material respects as of such dates).

(b)

Performance by the  Buyer.   The  Buyer shall have performed, satisfied  and

complied  in  all  material  respects  with  all  covenants,  agreements  and  conditions  required by this Agreement to be  performed,  satisfied or complied with by the  Buyer at or prior to the Initial Closing and as of each Settlement Date.

(c)

No  Injunction.   No  statute,  rule,  regulation,  executive order,  decree,  ruling or  injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  any  court  or governmental  authority  of  competent  jurisdiction  which  prohibits  the  consummation  of any of the transactions contemplated by this Agreement.

(d)

No   Proceedings   or   Litigation.     No   material   Action   shall   have   been

commenced  against  the  Buyer  or  the  Company  or  any  subsidiary,  or  any  of  the  officers,

directors  or  affiliates  of  the  Company  or  any  subsidiary,  seeking  to  restrain,  prevent  or

change   the   transactions   contemplated   by   this   Agreement,   or   seeking   damages   in

connection with such transactions.

(e)

Initial Closing Deliveries.  The delivery by the Buyer of the items set forth in Section 2.2(b) of this Agreement.

5.2

Conditions  Precedent  to  the  Obligation  of  the  Buyer  to  Close.    The  obligation

hereunder  of  the  Buyer  to  perform  its  obligations  under  this  Agreement  and  to  purchase  the

Draw  Down  Shares  is  subject  to  the  satisfaction  or  waiver,  at  or  before  the  Initial  Closing,  of each of the conditions set forth below.  These conditions are for the Buyer’s sole benefit and may be waived by the Buyer in writing at any time in its sole discretion.

(a)

Accuracy  of  the  Company's  Representations  and  Warranties.   Each  of  the

representations  and  warranties  of  the  Company  shall  be  true  and  correct  in  all  material respects  as  of  the  date  when  made  and  as  of  the  Initial  Closing  as  though  made  at  that time  (except  for  representations  and  warranties  that  speak  as  of  a  particular  date,  which shall be true and correct in all material respects as of such date).

(b)

Performance  by  the  Company.     The  Company  shall  have  performed,

satisfied  and  complied  in  all  material  respects  with  all  material  covenants,  agreements and conditions required by this Agreement to  be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or  injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  any  court  or governmental  authority  of  competent  jurisdiction  which  prohibits  the  consummation  of any of the transactions contemplated by this Agreement.

(d)

No   Proceedings   or   Litigation.     No   material   Action   shall   have   been

commenced,  against  the  Buyer  or  the  Company  or  any  subsidiary,  or  any  of  the  officers,

directors  or  affiliates  of  the  Company  or  any  subsidiary  seeking  to  restrain,  prevent  or

change   the   transactions   contemplated   by   this   Agreement,   or   seeking   damages   in

connection with such transactions.

(e)

Par  Value.  Par  value  of  Company's  Common  Stock  shall  have  been  set  at

$0.00001.

(f)

Initial  Closing  Deliveries.   The  delivery  by  the  Company  of  the  items  set

forth in Section 2.2(a) of this Agreement.

5.3

Conditions  Precedent  to  the  Obligation  of  the  Buyer  to  Accept  a  Draw  Down  and

Purchase the Draw Down Shares.  The obligation hereunder of the Buyer to accept a Draw Down request  and  to  acquire  and  pay  for  the  Draw  Down  Shares  is  subject  to  the  satisfaction  at  or before each Settlement Date, of each of the conditions set forth below.

(a)

Satisfaction  of  Conditions  to  Initial  Closing.    The  Company  shall  have

satisfied  at  the  Initial  Closing,  or  the  Buyer  shall  have  waived  at  the  Initial  Closing,  the conditions set forth in Section 5.2.

(b)

Issuance   of   Additional   Shares.     The   Company   shall   have   issued   the

Additional Shares in accordance with Section 2.3.

(c)

No   Suspension.     Trading  in   the  Common   Stock   shall   not   have   been

suspended  by  the  Commission  or  the  Trading  Market  (except  for  any  suspension  of

trading   of   limited   duration   agreed   to   by   the   Company,   which   suspension   shall   be

terminated  prior  to  the  delivery  of  each  Draw  Down  Notice),  and,  at  any  time  prior  to such  Draw  Down  Notice,  trading  in  securities  generally  as  reported  on  the  Trading

Market  shall  not  have  been  suspended  or  limited,  or  minimum  prices  shall  not  have  been established  on  securities  whose  trades  are  reported  on  the  Trading  Market  unless  the general  suspension  or  limitation  shall  have  been  terminated  prior  to  the  delivery  of  such

Draw Down Notice.

(d)

Material    Adverse    Effect.

No    Material    Adverse    Effect    and    no

Consolidation  Event  where  the  successor  entity  has  not  agreed  to  deliver  to  the  Buyer such  shares  of  stock  and/or  securities  as  the  Buyer  is  entitled  to  receive  pursuant  to  this

Agreement.

(e)

Opinion  of  Counsel.   The  Buyer  shall  have  received  a  “bring-down”  letter from  the  Company’s  counsel,  confirming  that  there  is  no  change  from  the  counsel’s previously  delivered  opinion,  or  else  specifying  with  particularity  the  reason  for  any change.

(f)

Minimum Investment Amount.  The Investment Amount for the applicable

Draw  Down  Notice,  as  permitted  pursuant  to  Section  6.1(c),  shall  exceed  $25,000.   For

purposes  of  clarification,  if  the  maximum  Investment  Amount  as  determined  pursuant  to

Section 6.1(d) is less than $25,000, then the Company shall be precluded from exercising a Draw Down at such time.

(g)

Equity  Conditions.    During  the  Draw  Down  Pricing  Period  through  the

Settlement Date, all of the Equity Conditions have been met.

(h)

Prospectus  Supplement.   On  the  Trading  Day that  the  Company delivers  a

Draw  Down  Notice,  the  Company  shall  have  filed  with  the  Commission  a  prospectus supplement  pursuant  to  Rule  424  under  the  Securities  Act  setting  forth  the  terms  of  the

Draw Down.

(i)

Involuntary  Suspension  During  Draw  Down  Pricing  Period.   During  any

Trading  Day during  the  Draw  Down  Pricing  Period  trading  of  the  Common  Stock  on  the

Trading  Market  shall  not  be  suspended  for  more  than  3  hours,  in  the  aggregate,  or  if  any

Trading  Day  during  the  Draw  Down  Pricing  Period  is  shortened  because  of  a  public holiday.

(j)

Voluntary  Suspension  During  Draw  Down  Pricing  Period.    During  any

Trading Day during the  Draw  Down  Pricing Period  sales  of  Draw  Down  Shares  pursuant to  the  Registration  Statement  shall  not  be  suspended  by  the  Company  for  more  than  3 hours, in the aggregate.

(k)

Directors   and   Officers   Insurance.     The  Company  shall   have  obtained

directors   and   officers   insurance   from   a   reputable   insurance   provider   with   liability

coverage at least equal to the Commitment Amount.

(l)

Par  Value  of  Common  Stock.   On  the  day  on  which  Draw  Down  Shares

shall  be  issued  pursuant  to  a  Draw  Down  Notice,  the  par  value  of  the  Common  Stock shall not be higher than the Purchase Price.

(m)

Mandatory  Reverse  Stock  Split.    The  Company  shall  have  satisfied  the

requirement  set  forth  in  Section  4.15.  For  clarity,  should  the  Company  be  required  to have  its  Common  Stock  undergo  a  reverse  stock  split  in  accordance  with  Section  4.15,

from  the  moment  that  requirement  becomes  effective  and  until  the  mandatory  reverse stock split is completed the Company shall be precluded from exercising a Draw Down.

ARTICLE VI.

DRAW DOWN TERMS

6.1

Draw  Down  Terms.   Subject  to  the  satisfaction  of  the  conditions  set  forth  in  this

Agreement, the parties agree as follows:

(a)

The  Company  may,  in  its  sole  discretion,  issue  and  exercise  draw  downs against the Commitment Amount (each a  “Draw  Down”) during the Commitment Period,

which  Draw  Downs  the  Buyer  shall  be  obligated  to  accept,  subject  to  the  terms  and conditions  under  this  Agreement.  Before  the  Company  shall  exercise  a  Draw  Down,  the

Company  shall  have  caused  a  sufficient  number  of  shares  of  Common  Stock  to  be

registered   with   the   Commission   to   cover   the   Draw   Down   Shares   to   be   issued   in

connection with such Draw Down (using a good faith estimate based on the recent market price  of  the  Common  Stock),  and,  on  the  Trading  Day  that  such  request  is  made,  the

Company shall have filed with the Commission a prospectus supplement pursuant to Rule

424 under the Securities Act setting forth the terms of the Draw Down.

(b)

The  Company  may  not  exercise  a  Draw  Down  until  the  applicable  Draw

Down Cushion has elapsed.

(c)

The  Company  must  inform  the  Buyer  by  delivering  a  Draw  Down  notice,

in  the  form  of  Exhibit  C  attached  hereto  (the  “Draw  Down  Notice”),  via  facsimile transmission,  in  accordance  with  Section  8.3,  as  to  the  dollar  amount  of  the  Draw  Down

(the “Investment Amount”) the Company wishes to exercise.

(d)

The  maximum  Investment  Amount  as  to  each  Draw  Down  shall  be  equal to  the  Purchase  Price  multiplied  by  the  lesser  of:  (i)  4.99%  of  the  outstanding  shares  of

Common  Stock  as  of  closing  of  the  Trading  Day  immediately  preceding  the  applicable

Commencement  Date  and  (ii)  the  average  daily trading volume  of  the  Common  Stock  on

the  Trading  Market  during  the  Draw  Down  Pricing  Period  multiplied  by  three  (3).   The

maximum Investment Amount shall not exceed $500,000.

(e)

The  number  of  Draw  Down  Shares  to  be  issued  on  a  Settlement  Date  (as defined  in  6.1(f))  shall  equal  the  Investment  Amount  applicable  to  such  Settlement  Date divided  by  the  lesser  of  the  Purchase  Price  as  calculated  during  the  applicable  Draw

Down  Pricing  Period  and,  if  the  applicable  Draw  Down  Shares  are  not  delivered  on  or

before   the   applicable   Settlement   Date,   the   Purchase   Price   as   calculated   during   the

applicable  Draw  Down  Pricing  Period,  but  assuming  such  Draw  Down  Pricing  Period  is extended  through  the  Trading  Day  immediately  prior  to  the  date  the  applicable  Draw

Down Shares are actually delivered to the Buyer.

(f)

On the Trading Day immediately following the last day of the  Draw Down

Pricing  Period,  the  Company shall  deliver  to  the  Buyer  and  the  Buyer  shall  acknowledge to  the  Company  a  settlement  statement  (the  “Settlement  Statement”)  setting  forth  the calculation  of  the  Purchase  Price  and  the  Investment  Amount  as  to  the  applicable  Draw

Down  Pricing  Period.   The  issuance  of  the  Draw  Down  Shares  as  to  a  Draw  Down  and

the  payment  of  the  Investment  Amount  as  to  a  Draw  Down  shall  occur  within  one  (1)

Trading  Day  of  the  end  of  the  applicable  Draw  Down  Pricing  Period  (the  “Settlement

Date”).

(g)

On  or  before  the  Settlement  Date,  the  applicable  Draw  Down  Shares  shall be  delivered  to  the  Depository  Trust  Company  (“DTC”)  account  of  the  Buyer,  or  its designees,  as  designated  by  the  Buyer  in  the  Settlement  Statement,  via  DTC’s  Deposit

Withdrawal  Agent  Commission  system  (“DWAC”).   Upon  the  Company  electronically

delivering such Draw Down Shares to the DTC account of the Buyer, or its designees, via

DWAC  by  9:30  a.m.  ET,  the  Buyer  shall,  on  the  same  day  (or  the  next  Business  Day  if

such   day   is   not   a   Business   Day)   wire   transfer   immediately   available   funds   to   the

Company’s bank account, as designated by the Company in the Settlement Statement, for the  amount  of  the  Investment  Amount  of  such  Draw  Down  Shares.  Upon  the  Company electronically delivering  the  applicable  Draw  Down  Shares  to  the  Buyer  or  its  designee’s

DTC  account  via  DWAC  after  9:30  a.m.  ET,  the  Buyer  shall  wire  transfer  next  day available  funds  to  the  Company’s  designated  account  on  such  day  (or  the  next  Business

Day if  such day is  not a  Business Day)  for the  amount of the  Investment  Amount of such

Draw Down Shares.   In case the Company shall not deliver the Draw Down Shares to the

Buyer  through  DWAC,  and  instead  issue  a  new  stock  certificate,  such  certificate  shall  be shipped  by  over-night  courier  to  an  address  indicated  by  the  Buyer  on  the  Settlement

Statement.   Upon  receipt  of  the  stock  certificate  evidencing  the  Draw  Down  Shares  by the  Buyer  or  its  designees  before  9:30  a.m.  ET,  the  Buyer  shall  wire  transfer  same  day available  funds  to  the  Company’s  designated  account  on  such  day  (or  the  next  Business

Day if  such day is  not a  Business Day) for the  amount of the  Investment  Amount of such

Draw  Down  Shares.   Should  receipt  of  the  stock  certificate  evidencing  the  Draw  Down

Shares  occur  after  9:30  a.m.  ET,  the  Buyer  shall  wire transfer  next  day available  funds  to the  Company’s  designated  account  on  such  day  (or  the  next  Business  Day  if  such  day  is not  a  Business  Day)  for  the  amount  of  the  Investment  Amount  of  such  Draw  Down

Shares.

(h)

The  Company  understands  that  a  delay  in  the  delivery  of  the  Draw  Down

Shares   into   the   Buyer’s   DTC   account   beyond   the   Settlement   Date   could   result   in

economic  loss  to  the  Buyer.    In  addition  to  the  Buyer’s  other  available  remedies,  the

Company  shall  pay  to  the  Buyer,  in  cash,  as  partial  liquidated  damages  and  not  as  a penalty,  for  each  $1,000  of  Draw  Down  Shares  (based  on  the  Closing  Price  of  the

Common  Stock  on  the  applicable  Settlement  Date)  required  to  be  delivered  on  the

Settlement  Date,  $7.50  per  Trading  Day  (increasing  to  $15  per  Trading  Day  five  (5)

Trading  Days  after  such  damages  have  begun  to  accrue)  for  each  Trading  Day  after  the

Settlement  Date  until  such  Draw  Down  Shares  are  delivered  pursuant  to  this  Article  VI.

Nothing  herein  shall  limit  the  Buyer’s  right  to  pursue  actual  damages  for  the  Company’s failure  to  deliver  certificates  representing  any  Securities  as  required  by  the  Transaction

Documents, and the Buyer shall have the right to pursue all remedies available to it at law

or   in   equity   including,   without   limitation,   a   decree   of   specific   performance   and/or

injunctive relief.

ARTICLE VII.

TERMINATION

7.1

Term.  The term of this Agreement shall begin on the date hereof and shall end  on the  earlier  of  (i)  24  months  from  the  Effective  Date  or  as  otherwise  set  forth  in  Section  7.2  and

(ii) 30 months from the date hereof.

7.2

Other  Termination.   This  Agreement  shall  terminate  if  (i)  the  Common  Stock  is de-listed  from  the  Trading  Market  unless  such  de-listing  is  in  connection  with  a  subsequent listing  on  another  Trading  Market,  (ii)  there  shall  occur  any  stop  order  or  suspension  of  the effectiveness of the Registration Statement during the Commitment Period for an aggregate of 30

Trading Days, other than due to the acts of the  Buyer, (iii) the Company files for protection from creditors  under  any  applicable  law  or  (iv)  the  initial  Registration  Statement  is  not  declared effective by the Commission on the 12-month anniversary of the date hereof.

ARTICLE VIII.

MISCELLANEOUS

8.1

Fees  and  Expenses.     Except  as  expressly set  forth  in  the  Transaction  Documents to  the  contrary,  each  party  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants

and   other   experts,   if   any,   and   all   other   expenses   incurred   by   such   party   incident   to   the

negotiation,  preparation,  execution,  delivery and  performance  of  this  Agreement.   The  Company

shall pay all transfer agent fees, stamp taxes and  other taxes and duties  levied in connection with the delivery of any Securities to the Buyer.

8.2

Entire  Agreement.    The  Transaction  Documents,  together  with  the  exhibits  and schedules  thereto,  contain  the  entire  understanding  of  the  parties  with  respect  to  the  subject matter  hereof  and  supersede  all  prior  agreements  and  understandings,  oral  or  written,  with respect  to  such  matters,  which  the  parties  acknowledge  have  been  merged  into  such  documents,

exhibits and schedules.

8.3

Notices.   Any  and  all  notices  or  other  communications  or  deliveries  required  or permitted  to  be  provided  hereunder  shall  be  in  writing  and  shall  be  deemed  given  and  effective on  the  earliest  of  (a)  the  date  of  transmission,  if  such  notice  or  communication  is  delivered  via facsimile  at  the  facsimile  number  set  forth  on  the  signature  pages  attached  hereto  prior  to  5:30

p.m.  (New  York  City  time)  on  a  Trading  Day  evidenced  by  a  transmission  confirmation,  (b)  the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached  hereto on a day that is not  a  Trading  Day  or  later  than  5:30  p.m.  (New  York  City  time)  on  any  Trading  Day  evidenced by a  transmission  confirmation,  (c)  the  2nd  Trading  Day  following  the  date  of  mailing,  if  sent  by

U.S.  nationally  recognized  overnight  courier  service,  or  (d)  upon  actual  receipt  by  the  party  to

whom  such  notice  is  required  to  be  given.   The  address  for  such  notices  and  communications

shall be as set forth on the signature pages attached hereto.

8.4

Amendments;  Waivers.     No  provision  of  this  Agreement  may  be  waived  or

amended  except  in  a  written  instrument  signed,  in  the  case  of  an  amendment,  by  the  Company and  the  Buyer  or,  in  the  case  of  a  waiver,  by  the  party  against  whom  enforcement  of  any  such

waived provision is sought.   No waiver of any default with respect to any provision, condition or requirement  of  this  Agreement  shall  be  deemed  to  be  a  continuing  waiver  in  the  future  or  a waiver  of  any  subsequent  default  or  a  waiver  of  any  other  provision,  condition  or  requirement hereof,  nor  shall  any  delay  or  omission  of  any  party  to  exercise  any  right  hereunder  in  any manner impair the exercise of any such right.

8.5

Headings.   The  headings  herein  are  for  convenience  only,  do  not  constitute  a  part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

8.6

Successors  and  Assigns.   This  Agreement  shall  be  binding  upon  and  inure  to  the benefit of the parties and their successors.  Neither party may assign this Agreement or any rights or obligations hereunder (other than by merger).

8.7

No  Third-Party  Beneficiaries.   This  Agreement  is  intended  for  the  benefit  of  the

parties  hereto  and  their  respective  successors  and  permitted  assigns  and  is  not  for  the  benefit  of,

nor  may  any  provision  hereof  be  enforced  by,  any  other  Person,  except  as  otherwise  set  forth  in

Section 4.7.

8.8

Governing  Law.   All  questions  concerning the  construction,  validity,  enforcement

and   interpretation   of   the   Transaction   Documents   shall   be   governed   by   and   construed   and

enforced  in  accordance  with  the  internal  laws  of  the  State  of  Illinois,  without  regard  to  the

principles of conflicts of law thereof.   Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any  other  Transaction  Documents  (whether  brought  against  a  party  hereto  or  its  respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively

in  the  state  and  federal  courts  sitting  in  Cook  County,  Illinois.   Each  party  hereby  irrevocably

submits  to  the  exclusive  jurisdiction  of  the  state  and  federal  courts  sitting  in  Cook  County,

Illinois  for  the  adjudication  of  any  dispute  hereunder  or  in  connection  herewith  or  with  any transaction  contemplated  hereby  or  discussed  herein  (including  with  respect  to  the  enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to  assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such  court,  that  such  suit,  action  or  proceeding  is  improper  or  is  an  inconvenient  venue  for  such

proceeding.   Each  party  hereby  irrevocably  waives  personal  service  of  process  and  consents  to process  being  served  in  any  such  suit,  action  or  proceeding  by  mailing  a  copy  thereof  via registered  or  certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to  such  party  at  the address  in  effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such  service  shall

constitute  good  and  sufficient  service  of  process  and  notice  thereof.   Nothing  contained  herein

shall  be  deemed  to  limit  in  any way any  right  to  serve  process  in  any  other  manner  permitted  by

law.   The  parties  hereby  waive  all  rights  to  a  trial  by  jury.   If  either  party  shall  commence  an

action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party  in  such  action  or  proceeding  shall  be  reimbursed  by  the  other  party  for  its  reasonable attorneys’  fees  and  other  costs  and  expenses  incurred  with  the  investigation,  preparation  and prosecution of such action or proceeding.

8.9

Survival.   The  representations  and  warranties  contained  herein  shall  survive  the

Closing and the delivery of the Draw Down Shares and the Shares.

8.10     Execution.   This  Agreement  may  be  executed  in  two  or  more  counterparts,  all  of which  when  taken  together  shall  be  considered  one  and  the  same  agreement  and  shall  become effective  when  counterparts  have  been  signed  by  each  party  and  delivered  to  the  other  party,  it

being  understood  that  both  parties  need  not  sign  the  same  counterpart.    In  the  event  that  any

signature is delivered by facsimile transmission  or by e-mail delivery of a “.pdf” format data file,

such  signature  shall  create  a  valid  and  binding  obligation  of  the  party  executing  (or  on  whose behalf  such  signature  is  executed)  with  the  same  force  and  effect  as  if  such  facsimile  or  “.pdf”

signature page were an original thereof.

8.11     Severability.   If  any  term,  provision,  covenant  or  restriction  of  this  Agreement  is held  by  a  court  of  competent  jurisdiction  to  be  invalid,  illegal,  void  or  unenforceable,  the remainder of the terms, provisions, covenants and restrictions set forth herein shall  remain in full force  and  effect  and  shall  in  no  way  be  affected,  impaired  or  invalidated,  and  the  parties  hereto shall  use  their  commercially  reasonable  efforts  to  find  and  employ  an  alternative  means  to achieve  the  same  or  substantially  the  same  result  as  that  contemplated  by  such  term,  provision,

covenant  or  restriction.  It  is  hereby  stipulated  and  declared  to  be  the  intention  of  the  parties  that they  would  have  executed  the  remaining  terms,  provisions,  covenants  and  restrictions  without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.12     Replacement   of   Securities.     If   any   certificate   or   instrument   evidencing   any

Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange  and  substitution  for and  upon  cancellation  thereof  (in  the  case  of  mutilation),  or  in lieu of  and  substitution  therefor,  a  new  certificate  or  instrument,  but  only  upon  receipt  of  evidence

reasonably  satisfactory  to  the  Company  of  such  loss,  theft  or  destruction.   The  applicant  for  a

new  certificate  or  instrument  under  such  circumstances  shall  also  pay  any  reasonable  third-party

costs   (including   customary   indemnity)   associated   with   the   issuance   of   such   replacement

Securities.

8.13     Remedies.   In  addition  to  being  entitled  to  exercise  all  rights  provided  herein  or granted  by  law,  including  recovery  of  damages,  each  of  the  Buyer  and  the  Company  will  be

entitled  to  specific  performance  under  the  Transaction  Documents.     The  parties  agree  that

monetary  damages  may  not  be  adequate  compensation  for  any  loss  incurred  by  reason  of  any breach  of  obligations  contained  in  the  Transaction  Documents  and  hereby  agrees  to  waive  and not  to  assert  in  any  action  for  specific  performance  of  any  such  obligation  the  defense  that  a remedy at law would be adequate.

8.14     Liquidated  Damages.    The  Company’s  obligations  to  pay  any  partial  liquidated damages  or  other  amounts  owing under  the Transaction  Documents  is  a continuing obligation  of the  Company  and  shall  not  terminate  until  all  unpaid  partial  liquidated  damages  and  other amounts  have  been  paid  notwithstanding  the  fact  that  the  instrument  or  security  pursuant  to which  such  partial  liquidated  damages  or  other  amounts  are  due  and  payable  shall  have  been canceled.

8.15     Construction.  The  parties  agree  that  each  of  them  and/or  their  respective  counsel has  reviewed  and  had  an  opportunity  to  revise  the  Transaction  Documents  and,  therefore,  the normal  rule  of  construction  to  the  effect  that  any  ambiguities  are  to  be  resolved  against  the drafting  party  shall  not  be  employed  in  the  interpretation  of  the  Transaction  Documents  or  any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase

Agreement  to  be  duly  executed  by  their  respective  authorized  signatories  as  of  the  date  first indicated above.

MINERALRITE CORPORATION

Address for Notice:

By:__________________________________________

Fax No.:

E-mail:

Name:

Attn:

Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR BUYER FOLLOWS]

[BUYER SIGNATURE PAGE TO GEIG SECURITIES PURCHASE AGREEMENT]

IN   WITNESS   WHEREOF,   the   undersigned   have   caused   this   Securities   Purchase

Agreement  to  be  duly  executed  by  their  respective  authorized  signatories  as  of  the  date  first indicated above.

Name of Buyer: River North Equity, Inc.

Signature of Authorized Signatory of Buyer: __________________________________

Name of Authorized Signatory: Edward M. Liceaga

Title of Authorized Signatory: President

Email Address of Buyer: edward@rivernorthequity.com

Fax Number of Buyer:

Address for Notice of Buyer:

360 W. Hubbard St.

Unit 2801

Chicago, IL 60654

Address for Delivery of Securities for Buyer (if not same as above):